Supplemental Information
Third Quarter 2012

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Income statement
Net interest income	$30,332	$33,915	$9,938	$9,548	$10,846	$10,701	$10,490
Noninterest income	34,342	34,651	10,490	12,420	11,432	14,187	17,963
Total revenue, net of interest expense	64,674	68,566	20,428	21,968	22,278	24,888	28,453
Provision for credit losses	5,965	10,476	1,774	1,773	2,418	2,934	3,407
Goodwill impairment	—	2,603	—	—	—	581	—
Merger and restructuring charges	—	537	—	—	—	101	176
All other noninterest expense (1)	53,733	57,612	17,544	17,048	19,141	18,840	17,437
Income tax expense (benefit)	1,520	(2,117)	770	684	66	441	1,201
Net income (loss)	3,456	(545)	340	2,463	653	1,991	6,232
Preferred stock dividends	1,063	954	373	365	325	407	343
Net income (loss) applicable to common shareholders	2,393	(1,499)	(33)	2,098	328	1,584	5,889
Diluted earnings (loss) per common share (2)	0.22	(0.15)	0.00	0.19	0.03	0.15	0.56
Average diluted common shares issued and outstanding (2)	10,826,503	10,095,859	10,776,173	11,556,011	10,761,917	11,124,523	10,464,395
Dividends paid per common share	$0.03	$0.03	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.21%	n/m	0.06%	0.45%	0.12%	0.36%	1.07%
Return on average common shareholders' equity	1.48	n/m	n/m	3.89	0.62	3.00	11.40
Return on average tangible common shareholders' equity (3)	2.26	n/m	n/m	5.95	0.95	4.72	18.30
Return on average tangible shareholders' equity (3)	2.89	n/m	0.84	6.16	1.67	5.20	17.03

At period end
Book value per share of common stock	$20.40	$20.80	$20.40	$20.16	$19.83	$20.09	$20.80
Tangible book value per share of common stock (3)	13.48	13.22	13.48	13.22	12.87	12.95	13.22
Market price per share of common stock:
Closing price	$8.83	$6.12	$8.83	$8.18	$9.57	$5.56	$6.12
High closing price for the period	9.93	15.25	9.55	9.68	9.93	7.35	11.09
Low closing price for the period	5.80	6.06	7.04	6.83	5.80	4.99	6.06
Market capitalization	95,163	62,023	95,163	88,155	103,123	58,580	62,023

Number of banking centers - U.S.	5,540	5,715	5,540	5,594	5,651	5,702	5,715
Number of branded ATMs - U.S.	16,253	17,752	16,253	16,220	17,255	17,756	17,752
Full-time equivalent employees	272,594	288,739	272,594	275,460	278,688	281,791	288,739

(1)	Excludes merger and restructuring charges and goodwill impairment charges.

(2)
Due to a net loss applicable to common shareholders for the nine months ended September 30, 2011 and for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings (loss) per share and average diluted common shares.

(3)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income	$31,002	$34,629	$10,167	$9,782	$11,053	$10,959	$10,739
Total revenue, net of interest expense	65,344	69,280	20,657	22,202	22,485	25,146	28,702
Net interest yield (2)	2.35%	2.50%	2.32%	2.21%	2.51%	2.45%	2.32%
Efficiency ratio	82.23	87.69	84.93	76.79	85.13	77.64	61.37

Performance ratios, excluding goodwill impairment charges (3, 4)

		Nine Months Ended September 30, 2011				Fourth Quarter 2011

Per common share information
Earnings		$0.11				$0.21
Diluted earnings		0.11				0.20
Efficiency ratio (FTE basis)		83.93%				75.33%
Return on average assets		0.12				0.46
Return on average common shareholders’ equity		0.70				4.10
Return on average tangible common shareholders’ equity		1.11				6.46
Return on average tangible shareholders’ equity		1.83				6.72

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Calculation includes fees earned on primarily overnight deposits placed with the Federal Reserve and certain Foreign Central Banks of $147 million and $150 million for the nine months ended September 30, 2012 and 2011; $48 million, $52 million and $47 million for the third, second and first quarters of 2012, and $36 million and $38 million for the fourth and third quarters of 2011, respectively. For more information, see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11 and 12-13.

(3)
Performance ratios, excluding goodwill impairment charges, are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	There were no goodwill impairment charges for the third, second and first quarters of 2012, and the third quarter of 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Interest income
Loans and leases	$29,514	$34,454	$9,597	$9,744	$10,173	$10,512	$11,205
Debt securities	6,658	7,286	2,031	1,902	2,725	2,235	1,729
Federal funds sold and securities borrowed or purchased under agreements to resell	1,173	1,698	353	360	460	449	584
Trading account assets	3,787	4,664	1,189	1,246	1,352	1,297	1,500
Other interest income	2,297	2,721	806	740	751	920	835
Total interest income	43,429	50,823	13,976	13,992	15,461	15,413	15,853

Interest expense
Deposits	1,552	2,386	484	519	549	616	704
Short-term borrowings	2,717	3,678	893	943	881	921	1,153
Trading account liabilities	1,343	1,801	418	448	477	411	547
Long-term debt	7,485	9,043	2,243	2,534	2,708	2,764	2,959
Total interest expense	13,097	16,908	4,038	4,444	4,615	4,712	5,363
Net interest income	30,332	33,915	9,938	9,548	10,846	10,701	10,490

Noninterest income
Card income	4,573	5,706	1,538	1,578	1,457	1,478	1,911
Service charges	5,780	6,112	1,934	1,934	1,912	1,982	2,068
Investment and brokerage services	8,504	9,132	2,781	2,847	2,876	2,694	3,022
Investment banking income	3,699	4,204	1,336	1,146	1,217	1,013	942
Equity investment income	1,371	4,133	238	368	765	3,227	1,446
Trading account profits	5,078	6,417	1,239	1,764	2,075	280	1,604
Mortgage banking income (loss)	5,290	(10,949)	2,019	1,659	1,612	2,119	1,617
Insurance income (loss)	(71)	1,203	(138)	127	(60)	143	190
Gains on sales of debt securities	1,491	2,182	339	400	752	1,192	737
Other income (loss)	(1,321)	6,729	(790)	603	(1,134)	140	4,511
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(70)	(271)	(9)	(13)	(51)	(127)	(114)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	18	53	3	7	11	46	29
Net impairment losses recognized in earnings on available-for-sale debt securities	(52)	(218)	(6)	(6)	(40)	(81)	(85)
Total noninterest income	34,342	34,651	10,490	12,420	11,432	14,187	17,963
Total revenue, net of interest expense	64,674	68,566	20,428	21,968	22,278	24,888	28,453

Provision for credit losses	5,965	10,476	1,774	1,773	2,418	2,934	3,407

Noninterest expense
Personnel	27,348	28,204	8,431	8,729	10,188	8,761	8,865
Occupancy	3,419	3,617	1,160	1,117	1,142	1,131	1,183
Equipment	1,718	1,815	561	546	611	525	616
Marketing	1,393	1,680	479	449	465	523	556
Professional fees	2,578	2,349	873	922	783	1,032	937
Amortization of intangibles	955	1,144	315	321	319	365	377
Data processing	2,188	1,964	640	692	856	688	626
Telecommunications	1,227	1,167	410	417	400	386	405
Other general operating	12,907	15,672	4,675	3,855	4,377	5,429	3,872
Goodwill impairment	—	2,603	—	—	—	581	—
Merger and restructuring charges	—	537	—	—	—	101	176
Total noninterest expense	53,733	60,752	17,544	17,048	19,141	19,522	17,613
Income (loss) before income taxes	4,976	(2,662)	1,110	3,147	719	2,432	7,433
Income tax expense (benefit)	1,520	(2,117)	770	684	66	441	1,201
Net income (loss)	$3,456	$(545)	$340	$2,463	$653	$1,991	$6,232
Preferred stock dividends	1,063	954	373	365	325	407	343
Net income (loss) applicable to common shareholders	$2,393	$(1,499)	$(33)	$2,098	$328	$1,584	$5,889

Per common share information
Earnings (loss)	$0.22	$(0.15)	$0.00	$0.19	$0.03	$0.15	$0.58
Diluted earnings (loss) (1)	0.22	(0.15)	0.00	0.19	0.03	0.15	0.56
Dividends paid	0.03	0.03	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,735,461	10,095,859	10,776,173	10,775,695	10,651,367	10,281,397	10,116,284
Average diluted common shares issued and outstanding (1)	10,826,503	10,095,859	10,776,173	11,556,011	10,761,917	11,124,523	10,464,395

(1)
Due to a net loss applicable to common shareholders for the nine months ended September 30, 2011 and for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings (loss) per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net income (loss)	$3,456	$(545)	$340	$2,463	$653	$1,991	$6,232
Other comprehensive income, net of tax:
Net change in available-for-sale debt and marketable equity securities	2,971	(1,404)	2,365	1,530	(924)	(2,866)	(2,158)
Net change in derivatives	535	(830)	234	(81)	382	281	(764)
Employee benefit plan adjustments	1,106	204	75	79	952	(648)	66
Net change in foreign currency translation adjustments	14	25	15	(32)	31	(133)	(8)
Other comprehensive income (loss)	4,626	(2,005)	2,689	1,496	441	(3,366)	(2,864)
Comprehensive income (loss)	$8,082	$(2,550)	$3,029	$3,959	$1,094	$(1,375)	$3,368

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2012	June 30 2012	September 30 2011
Assets
Cash and cash equivalents	$106,415	$123,717	$82,865
Time deposits placed and other short-term investments	15,950	22,350	18,330
Federal funds sold and securities borrowed or purchased under agreements to resell	234,034	226,116	249,998
Trading account assets	211,090	204,725	176,398
Derivative assets	57,865	59,939	79,044
Debt securities:
Available-for-sale	305,949	300,049	324,267
Held-to-maturity, at cost	39,898	35,168	26,458
Total debt securities	345,847	335,217	350,725
Loans and leases	893,035	892,315	932,531
Allowance for loan and lease losses	(26,233)	(30,288)	(35,082)
Loans and leases, net of allowance	866,802	862,027	897,449
Premises and equipment, net	12,436	12,653	13,552
Mortgage servicing rights (includes $5,087, $5,708 and $7,880 measured at fair value)	5,242	5,880	8,037
Goodwill	69,976	69,976	70,832
Intangible assets	7,030	7,335	8,764
Loans held-for-sale	16,436	13,289	23,085
Customer and other receivables	66,341	71,458	89,302
Other assets	150,698	146,172	151,247
Total assets	$2,166,162	$2,160,854	$2,219,628

Assets of consolidated VIEs included in total assets above (isolated to settle the liabilities of the VIEs)
Trading account assets	$9,959	$8,499	$8,911
Derivative assets	546	1,007	1,611
Available-for-sale debt securities	—	—	256
Loans and leases	125,043	128,386	146,023
Allowance for loan and lease losses	(3,811)	(4,074)	(5,661)
Loans and leases, net of allowance	121,232	124,312	140,362
Loans held-for-sale	2,165	2,163	3,904
All other assets	3,754	4,113	5,414
Total assets of consolidated VIEs	$137,656	$140,094	$160,458

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2012	June 30 2012	September 30 2011
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$362,646	$343,308	$321,253
Interest-bearing	625,200	621,076	629,176
Deposits in non-U.S. offices:
Noninterest-bearing	6,667	6,871	6,581
Interest-bearing	68,794	63,970	84,343
Total deposits	1,063,307	1,035,225	1,041,353
Federal funds purchased and securities loaned or sold under agreements to repurchase	273,900	285,914	248,116
Trading account liabilities	72,179	77,458	68,026
Derivative liabilities	51,369	51,515	59,304
Commercial paper and other short-term borrowings	35,291	39,019	33,869
Accrued expenses and other liabilities (includes $518, $574 and $790 of reserve for unfunded lending commitments)	144,976	133,900	139,743
Long-term debt	286,534	301,848	398,965
Total liabilities	1,927,556	1,924,879	1,989,376
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,685,410, 3,685,410 and 3,993,660 shares	18,768	18,762	19,480
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000 shares; issued and outstanding - 10,777,267,465, 10,776,869,270 and 10,134,431,514 shares	158,066	158,001	153,801
Retained earnings	62,583	62,712	59,043
Accumulated other comprehensive income (loss)	(811)	(3,500)	(2,071)
Other	—	—	(1)
Total shareholders’ equity	238,606	235,975	230,252
Total liabilities and shareholders’ equity	$2,166,162	$2,160,854	$2,219,628

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$3,872	$4,449	$6,208
Long-term debt	38,055	38,456	56,361
All other liabilities	625	1,161	1,115
Total liabilities of consolidated VIEs	$42,552	$44,066	$63,684

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011

Risk-based capital (1):
Tier 1 common	$136,406	$134,082	$131,602	$126,690	$117,658
Tier 1 capital	163,063	164,665	163,199	159,232	156,074
Total capital	205,172	208,936	213,480	215,101	215,596
Risk-weighted assets	1,195,720	1,193,422	1,220,827	1,284,467	1,359,564
Tier 1 common capital ratio (2)	11.41%	11.24%	10.78%	9.86%	8.65%
Tier 1 capital ratio	13.64	13.80	13.37	12.40	11.48
Total capital ratio	17.16	17.51	17.49	16.75	15.86
Tier 1 leverage ratio	7.84	7.84	7.79	7.53	7.11
Tangible equity ratio (3)	7.85	7.73	7.48	7.54	7.16
Tangible common equity ratio (3)	6.95	6.83	6.58	6.64	6.25

(1)	Reflects preliminary data for current period risk-based capital.

(2)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(3)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

Capital Management
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
11.48%
12.40%
13.37%
13.80%
13.64%
8.65%
9.86%
10.78%
11.24%
11.41%
$156,074
$159,232
$163,199
$164,665
$163,063
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Tier 1 capital
Tier 1 capital ratio
Tier 1 common capital ratio

*Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)
As reported (1)	$31,002	$34,629	$10,167	$9,782	$11,053	$10,959	$10,739
Impact of trading-related net interest income (2)	(2,296)	(2,824)	(847)	(653)	(796)	(866)	(929)
Net interest income excluding trading-related net interest income	$28,706	$31,805	$9,320	$9,129	$10,257	$10,093	$9,810

Average earning assets
As reported	$1,763,600	$1,851,736	$1,750,275	$1,772,568	$1,768,105	$1,783,986	$1,841,135
Impact of trading-related earning assets (2)	(438,640)	(456,102)	(446,934)	(444,537)	(424,358)	(414,136)	(445,431)
Average earning assets excluding trading-related earning assets	$1,324,960	$1,395,634	$1,303,341	$1,328,031	$1,343,747	$1,369,850	$1,395,704

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.35%	2.50%	2.32%	2.21%	2.51%	2.45%	2.32%
Impact of trading-related activities (2)	0.54	0.54	0.53	0.55	0.55	0.49	0.48
Net interest yield on earning assets excluding trading-related activities	2.89%	3.04%	2.85%	2.76%	3.06%	2.94%	2.80%

(1)
Net interest income and net interest yield include fees earned on primarily overnight deposits placed with the Federal Reserve and certain Foreign Central Banks of $147 million and $150 million for the nine months ended September 30, 2012 and 2011; $48 million, $52 million and $47 million for the third, second and first quarters of 2012, and $36 million and $38 million for the fourth and third quarters of 2011, respectively.

(2)	Represents the impact of trading-related amounts included in Global Markets.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2012			Second Quarter 2012			Third Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$15,849	$58	1.47%	$27,476	$64	0.94%	$26,743	$87	1.31%
Federal funds sold and securities borrowed or purchased under agreements to resell	234,955	353	0.60	234,148	360	0.62	256,143	584	0.90
Trading account assets	177,075	1,243	2.80	180,694	1,302	2.89	180,438	1,543	3.40
Debt securities (2)	340,773	2,036	2.39	342,244	1,907	2.23	344,327	1,744	2.02
Loans and leases (3):
Residential mortgage	250,505	2,317	3.70	255,349	2,462	3.86	268,494	2,856	4.25
Home equity	116,184	1,097	3.77	119,657	1,090	3.66	129,125	1,238	3.81
Discontinued real estate	10,956	95	3.45	11,144	94	3.36	15,923	134	3.36
U.S. credit card	93,292	2,353	10.04	95,018	2,356	9.97	103,671	2,650	10.14
Non-U.S. credit card	13,329	385	11.48	13,641	396	11.68	25,434	697	10.88
Direct/Indirect consumer	82,635	704	3.39	84,198	733	3.50	90,280	915	4.02
Other consumer	2,654	40	6.03	2,565	41	6.41	2,795	43	6.07
Total consumer	569,555	6,991	4.89	581,572	7,172	4.95	635,722	8,533	5.34
U.S. commercial	201,072	1,752	3.47	199,644	1,742	3.51	191,439	1,809	3.75
Commercial real estate	36,929	329	3.54	37,627	323	3.46	42,931	360	3.33
Commercial lease financing	21,545	202	3.75	21,446	216	4.02	21,342	240	4.51
Non-U.S. commercial	59,758	401	2.67	59,209	369	2.50	50,598	349	2.73
Total commercial	319,304	2,684	3.35	317,926	2,650	3.35	306,310	2,758	3.58
Total loans and leases	888,859	9,675	4.34	899,498	9,822	4.38	942,032	11,291	4.77
Other earning assets	92,764	792	3.40	88,508	719	3.26	91,452	814	3.54
Total earning assets (4)	1,750,275	14,157	3.22	1,772,568	14,174	3.21	1,841,135	16,063	3.47
Cash and cash equivalents (1)	122,716	48		116,025	52		102,573	38
Other assets, less allowance for loan and lease losses	300,321			305,970			357,746
Total assets	$2,173,312			$2,194,563			$2,301,454

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on primarily overnight deposits placed with certain Foreign Central Banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2012	Second Quarter 2012	Third Quarter 2011
Federal funds sold and securities borrowed or purchased under agreements to resell	$23	$36	$43
Debt securities	(139)	(386)	(1,049)
U.S. commercial	(19)	(16)	(19)
Non-U.S. commercial	(1)	—	—
Net hedge expenses on assets	$(136)	$(366)	$(1,025)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2012			Second Quarter 2012			Third Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$41,581	$11	0.10%	$42,394	$14	0.13%	$41,256	$21	0.19%
NOW and money market deposit accounts	465,679	173	0.15	460,788	188	0.16	473,391	248	0.21
Consumer CDs and IRAs	94,140	172	0.73	96,858	171	0.71	108,359	244	0.89
Negotiable CDs, public funds and other deposits	19,587	30	0.61	21,661	35	0.65	18,547	5	0.12
Total U.S. interest-bearing deposits	620,987	386	0.25	621,701	408	0.26	641,553	518	0.32
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	13,883	19	0.56	14,598	25	0.69	21,037	34	0.65
Governments and official institutions	1,019	1	0.31	895	1	0.37	2,043	2	0.32
Time, savings and other	52,175	78	0.59	52,584	85	0.65	64,271	150	0.93
Total non-U.S. interest-bearing deposits	67,077	98	0.58	68,077	111	0.65	87,351	186	0.85
Total interest-bearing deposits	688,064	484	0.28	689,778	519	0.30	728,904	704	0.38
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	325,023	893	1.09	318,909	943	1.19	303,234	1,152	1.51
Trading account liabilities	77,528	418	2.14	84,728	448	2.13	87,841	547	2.47
Long-term debt	291,684	2,243	3.07	333,173	2,534	3.05	420,273	2,959	2.82
Total interest-bearing liabilities (1)	1,382,299	4,038	1.16	1,426,588	4,444	1.25	1,540,252	5,362	1.39
Noninterest-bearing sources:
Noninterest-bearing deposits	361,633			343,110			322,416
Other liabilities	193,341			189,307			216,376
Shareholders’ equity	236,039			235,558			222,410
Total liabilities and shareholders’ equity	$2,173,312			$2,194,563			$2,301,454
Net interest spread			2.06%			1.96%			2.08%
Impact of noninterest-bearing sources			0.25			0.24			0.23
Net interest income/yield on earning assets (2)		$10,119	2.31%		$9,730	2.20%		$10,701	2.31%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2012	Second Quarter 2012	Third Quarter 2011
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	16	22	44
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	3	3	13
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	323	307	471
Long-term debt	(799)	(926)	(1,162)
Net hedge income on liabilities	$(454)	$(591)	$(631)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on primarily overnight deposits placed with certain Foreign Central Banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2012			2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$24,877	$187	1.01%	$28,428	$281	1.33%
Federal funds sold and securities borrowed or purchased under agreements to resell	234,058	1,173	0.67	247,635	1,698	0.92
Trading account assets	177,846	3,944	2.96	195,931	4,788	3.26
Debt securities (2)	336,939	6,675	2.64	338,512	7,357	2.90
Loans and leases (3):
Residential mortgage	255,458	7,268	3.79	265,345	8,500	4.27
Home equity	119,579	3,351	3.74	132,308	3,834	3.87
Discontinued real estate	11,392	292	3.41	14,951	373	3.32
U.S. credit card	95,540	7,168	10.02	106,569	8,205	10.29
Non-U.S. credit card	13,706	1,189	11.59	26,767	2,236	11.17
Direct/Indirect consumer	85,042	2,238	3.52	89,927	2,853	4.24
Other consumer	2,612	121	6.23	2,764	135	6.47
Total consumer	583,329	21,627	4.95	638,631	26,136	5.47
U.S. commercial	198,618	5,250	3.53	191,091	5,562	3.89
Commercial real estate	37,912	991	3.49	45,664	1,179	3.45
Commercial lease financing	21,557	690	4.27	21,419	797	4.96
Non-U.S. commercial	59,234	1,161	2.62	43,043	987	3.07
Total commercial	317,321	8,092	3.41	301,217	8,525	3.78
Total loans and leases	900,650	29,719	4.41	939,848	34,661	4.93
Other earning assets	89,230	2,254	3.37	101,382	2,602	3.43
Total earning assets (4)	1,763,600	43,952	3.33	1,851,736	51,387	3.72
Cash and cash equivalents (1)	117,105	147		118,792	150
Other assets, less allowance for loan and lease losses	304,269			355,704
Total assets	$2,184,974			$2,326,232

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on primarily overnight deposits placed with certain Foreign Central Banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2012	2011
Federal funds sold and securities borrowed or purchased under agreements to resell	$110	$141
Trading account assets	—	(158)
Debt securities	(665)	(2,092)
U.S. commercial	(51)	(41)
Non-U.S. commercial	(2)	(2)
Net hedge expenses on assets	$(608)	$(2,152)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2012			2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$41,506	$39	0.12%	$40,618	$84	0.28%
NOW and money market deposit accounts	461,720	547	0.16	476,002	868	0.24
Consumer CDs and IRAs	97,003	537	0.74	113,428	825	0.97
Negotiable CDs, public funds and other deposits	21,273	101	0.63	15,478	86	0.74
Total U.S. interest-bearing deposits	621,502	1,224	0.26	645,526	1,863	0.39
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	15,544	72	0.62	20,600	109	0.71
Governments and official institutions	1,067	3	0.37	2,159	6	0.35
Time, savings and other	53,328	253	0.63	63,212	408	0.86
Total non-U.S. interest-bearing deposits	69,939	328	0.63	85,971	523	0.81
Total interest-bearing deposits	691,441	1,552	0.30	731,497	2,386	0.44
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	312,376	2,717	1.16	337,583	3,678	1.46
Trading account liabilities	78,041	1,343	2.30	89,302	1,801	2.70
Long-term debt	329,320	7,485	3.03	431,902	9,043	2.80
Total interest-bearing liabilities (1)	1,411,178	13,097	1.24	1,590,284	16,908	1.42
Noninterest-bearing sources:
Noninterest-bearing deposits	346,169			305,408
Other liabilities	192,901			201,155
Shareholders’ equity	234,726			229,385
Total liabilities and shareholders’ equity	$2,184,974			$2,326,232
Net interest spread			2.09%			2.30%
Impact of noninterest-bearing sources			0.24			0.19
Net interest income/yield on earning assets (2)		$30,855	2.33%		$34,479	2.49%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2012	2011
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	72	137
Negotiable CDs, public funds and other deposits	10	10
Banks located in non-U.S. countries	10	47
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	955	1,427
Long-term debt	(2,749)	(3,497)
Net hedge income on liabilities	$(1,703)	$(1,877)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on primarily overnight deposits placed with certain Foreign Central Banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	September 30, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$24,794	$236	$(235)	$24,795
Mortgage-backed securities:
Agency	196,976	7,091	(24)	204,043
Agency collateralized mortgage obligations	38,863	1,412	(128)	40,147
Non-agency residential	9,772	377	(147)	10,002
Non-agency commercial	3,733	394	—	4,127
Non-U.S. securities	5,709	50	(11)	5,748
Corporate bonds	2,018	83	(18)	2,083
Other taxable securities, substantially all asset-backed securities	12,128	85	(16)	12,197
Total taxable securities	293,993	9,728	(579)	303,142
Tax-exempt securities	2,840	17	(50)	2,807
Total available-for-sale debt securities	296,833	9,745	(629)	305,949
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	39,898	1,230	—	41,128
Total debt securities	$336,731	$10,975	$(629)	$347,077
Available-for-sale marketable equity securities (1)	$783	$526	$(5)	$1,304

	June 30, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$30,034	$237	$(440)	$29,831
Mortgage-backed securities:
Agency	189,167	5,075	(51)	194,191
Agency collateralized mortgage obligations	38,553	752	(156)	39,149
Non-agency residential	10,514	256	(255)	10,515
Non-agency commercial	3,751	376	—	4,127
Non-U.S. securities	5,736	37	(8)	5,765
Corporate bonds	2,073	75	(26)	2,122
Other taxable securities, substantially all asset-backed securities	11,494	68	(40)	11,522
Total taxable securities	291,322	6,876	(976)	297,222
Tax-exempt securities	2,862	17	(52)	2,827
Total available-for-sale debt securities	294,184	6,893	(1,028)	300,049
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	35,168	826	—	35,994
Total debt securities	$329,352	$7,719	$(1,028)	$336,043
Available-for-sale marketable equity securities (1)	$62	$27	$(6)	$83

(1)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Third Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,167	$4,651	$729	$2,264	$846	$1,458	$219
Noninterest income (loss)	10,490	2,419	2,367	1,883	2,260	2,820	(1,259)
Total revenue, net of interest expense (FTE basis)	20,657	7,070	3,096	4,147	3,106	4,278	(1,040)
Provision for credit losses	1,774	970	264	68	21	61	390
Noninterest expense	17,544	4,061	4,224	2,023	2,545	3,355	1,336
Income (loss) before income taxes	1,339	2,039	(1,392)	2,056	540	862	(2,766)
Income tax expense (benefit) (FTE basis)	999	754	(515)	761	899	320	(1,220)
Net income (loss)	$340	$1,285	$(877)	$1,295	$(359)	$542	$(1,546)

Average
Total loans and leases	$888,859	$133,881	$103,708	$267,390	n/m	$106,092	$249,831
Total assets (1)	2,173,312	533,981	141,779	355,670	$584,332	280,840	276,710
Total deposits	1,049,697	480,342	n/m	252,226	n/m	253,942	26,742
Period end
Total loans and leases	$893,035	$133,308	$99,890	$272,052	n/m	$107,500	$246,255
Total assets (1)	2,166,162	540,260	139,366	355,417	$583,203	283,949	263,967
Total deposits	1,063,307	486,857	n/m	260,030	n/m	256,114	24,960

	Second Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$9,782	$4,705	$714	$2,184	$650	$1,446	$83
Noninterest income	12,420	2,621	1,807	2,102	2,715	2,871	304
Total revenue, net of interest expense (FTE basis)	22,202	7,326	2,521	4,286	3,365	4,317	387
Provision for credit losses	1,773	1,131	186	(113)	(14)	47	536
Noninterest expense	17,048	4,360	3,552	2,165	2,712	3,402	857
Income (loss) before income taxes	3,381	1,835	(1,217)	2,234	667	868	(1,006)
Income tax expense (benefit) (FTE basis)	918	680	(451)	827	206	321	(665)
Net income (loss)	$2,463	$1,155	$(766)	$1,407	$461	$547	$(341)

Average
Total loans and leases	$899,498	$136,872	$106,725	$267,813	n/m	$104,102	$257,340
Total assets (1)	2,194,563	531,747	152,777	341,151	$581,952	276,914	310,022
Total deposits	1,032,888	476,580	n/m	239,161	n/m	251,121	31,167
Period end
Total loans and leases	$892,315	$135,523	$105,304	$265,395	n/m	$105,395	$253,503
Total assets (1)	2,160,854	537,647	147,638	340,744	$561,815	277,988	295,022
Total deposits	1,035,225	481,939	n/m	241,529	n/m	249,755	26,972

	Third Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,739	$5,149	$922	$2,323	$925	$1,412	$8
Noninterest income	17,963	2,978	1,900	1,628	2,369	2,826	6,262
Total revenue, net of interest expense (FTE basis)	28,702	8,127	2,822	3,951	3,294	4,238	6,270
Provision for credit losses	3,407	1,132	918	(182)	3	162	1,374
Noninterest expense	17,613	4,347	3,826	2,217	2,966	3,500	757
Income (loss) before income taxes	7,682	2,648	(1,922)	1,916	325	576	4,139
Income tax expense (benefit) (FTE basis)	1,450	984	(801)	710	878	214	(535)
Net income (loss)	$6,232	$1,664	$(1,121)	$1,206	$(553)	$362	$4,674

Average
Total loans and leases	$942,032	$151,492	$120,079	$268,174	n/m	$102,786	$286,753
Total assets (1)	2,301,454	519,512	182,843	348,087	$604,333	290,974	355,705
Total deposits	1,051,320	464,256	n/m	246,395	n/m	255,882	52,742
Period end
Total loans and leases	$932,531	$149,739	$119,823	$273,547	n/m	$102,362	$274,270
Total assets (1)	2,219,628	520,125	188,769	341,100	$552,772	280,897	335,965
Total deposits	1,041,353	465,774	n/m	236,565	n/m	251,251	52,946

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Nine Months Ended September 30, 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$31,002	$14,436	$2,218	$6,847	$2,294	$4,482	$725
Noninterest income (loss)	34,342	7,383	6,073	6,035	8,370	8,472	(1,991)
Total revenue, net of interest expense (FTE basis)	65,344	21,819	8,291	12,882	10,664	12,954	(1,266)
Provision for credit losses	5,965	2,978	957	(283)	(13)	154	2,172
Noninterest expense	53,733	12,672	11,678	6,364	8,333	10,201	4,485
Income (loss) before income taxes	5,646	6,169	(4,344)	6,801	2,344	2,599	(7,923)
Income tax expense (benefit) (FTE basis)	2,190	2,276	(1,558)	2,509	1,444	960	(3,441)
Net income (loss)	$3,456	$3,893	$(2,786)	$4,292	$900	$1,639	$(4,482)

Average
Total loans and leases	$900,650	$137,431	$107,051	$270,747	n/m	$104,416	$257,067
Total assets (1)	2,184,974	529,811	151,186	348,461	$574,993	280,893	299,630
Total deposits	1,037,610	474,409	n/m	243,028	n/m	252,595	32,518
Period end
Total loans and leases	$893,035	$133,308	$99,890	$272,052	n/m	$107,500	$246,255
Total assets (1)	2,166,162	540,260	139,366	355,417	$583,203	283,949	263,967
Total deposits	1,063,307	486,857	n/m	260,030	n/m	256,114	24,960

	Nine Months Ended September 30, 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$34,629	$16,299	$2,398	$7,181	$2,819	$4,555	$1,377
Noninterest income (loss)	34,651	8,975	(8,828)	6,130	10,161	8,674	9,539
Total revenue, net of interest expense (FTE basis)	69,280	25,274	(6,430)	13,311	12,980	13,229	10,916
Provision for credit losses	10,476	2,193	3,523	(862)	(38)	280	5,380
Noninterest expense	60,752	13,291	17,222	6,748	9,343	10,702	3,446
Income (loss) before income taxes	(1,948)	9,790	(27,175)	7,425	3,675	2,247	2,090
Income tax expense (benefit) (FTE basis)	(1,403)	3,586	(9,152)	2,716	1,922	823	(1,298)
Net income (loss)	$(545)	$6,204	$(18,023)	$4,709	$1,753	$1,424	$3,388

Average
Total loans and leases	$939,848	$155,829	$120,772	$261,766	n/m	$101,953	$287,625
Total assets (1)	2,326,232	518,998	196,636	333,995	$603,083	292,562	380,958
Total deposits	1,036,905	462,851	n/m	236,151	n/m	256,667	50,201
Period end
Total loans and leases	$932,531	$149,739	$119,823	$273,547	n/m	$102,362	$274,270
Total assets (1)	2,219,628	520,125	188,769	341,100	$552,772	280,897	335,965
Total deposits	1,041,353	465,774	n/m	236,565	n/m	251,251	52,946

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)	$14,436	$16,299	$4,651	$4,705	$5,080	$5,080	$5,149
Noninterest income:
Card income	3,934	4,983	1,325	1,331	1,278	1,303	1,720
Service charges	3,249	3,379	1,103	1,082	1,064	1,145	1,204
All other income (loss)	200	613	(9)	208	1	78	54
Total noninterest income	7,383	8,975	2,419	2,621	2,343	2,526	2,978
Total revenue, net of interest expense (FTE basis)	21,819	25,274	7,070	7,326	7,423	7,606	8,127

Provision for credit losses	2,978	2,193	970	1,131	877	1,297	1,132

Noninterest expense	12,672	13,291	4,061	4,360	4,251	4,429	4,347
Income before income taxes	6,169	9,790	2,039	1,835	2,295	1,880	2,648
Income tax expense (FTE basis)	2,276	3,586	754	680	842	638	984
Net income	$3,893	$6,204	$1,285	$1,155	$1,453	$1,242	$1,664

Net interest yield (FTE basis)	3.93%	4.52%	3.74%	3.85%	4.22%	4.23%	4.25%
Return on average allocated equity	9.73	15.69	9.47	8.69	11.04	9.30	12.60
Return on average economic capital (1)	22.69	37.42	21.77	20.29	26.13	22.08	30.42
Efficiency ratio (FTE basis)	58.08	52.59	57.43	59.52	57.26	58.24	53.48

Balance Sheet
Average
Total loans and leases	$137,431	$155,829	$133,881	$136,872	$141,578	$147,150	$151,492
Total earning assets (2)	490,393	482,003	494,485	492,085	484,565	476,399	480,312
Total assets (2)	529,811	518,998	533,981	531,747	523,658	515,339	519,512
Total deposits	474,409	462,851	480,342	476,580	466,240	459,819	464,256
Allocated equity	53,462	52,875	53,982	53,452	52,947	53,004	52,381
Economic capital (1)	22,977	22,225	23,535	22,967	22,425	22,417	21,781

Period end
Total loans and leases	$133,308	$149,739	$133,308	$135,523	$138,909	$146,378	$149,739
Total earning assets (2)	499,604	481,158	499,604	497,920	502,788	480,972	481,158
Total assets (2)	540,260	520,125	540,260	537,647	543,855	521,097	520,125
Total deposits	486,857	465,774	486,857	481,939	486,162	464,264	465,774

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$14,436	$5,916	$7,575	$945
Noninterest income:
Card income	3,934	—	3,934	—
Service charges	3,249	2,972	—	277
All other income (loss)	200	194	(79)	85
Total noninterest income	7,383	3,166	3,855	362
Total revenue, net of interest expense (FTE basis)	21,819	9,082	11,430	1,307

Provision for credit losses	2,978	151	2,566	261

Noninterest expense	12,672	7,819	4,171	682
Income before income taxes	6,169	1,112	4,693	364
Income tax expense (FTE basis)	2,276	410	1,731	135
Net income	$3,893	$702	$2,962	$229

Net interest yield (FTE basis)	3.93%	1.83%	8.90%	2.76%
Return on average allocated equity	9.73	3.89	19.25	3.47
Return on average economic capital (1)	22.69	15.27	39.32	4.55
Efficiency ratio (FTE basis)	58.08	86.09	36.49	52.15

Balance Sheet
Average
Total loans and leases	$137,431	n/m	$112,689	$23,998
Total earning assets (2)	490,393	$430,837	113,659	45,640
Total assets (2)	529,811	457,011	119,741	52,802
Total deposits	474,409	431,516	n/m	42,562
Allocated equity	53,462	24,078	20,553	8,831
Economic capital (1)	22,977	6,152	10,092	6,733

Period end
Total loans and leases	$133,308	n/m	$109,358	$23,150
Total earning assets (2)	499,604	$442,960	109,865	44,532
Total assets (2)	540,260	468,885	116,921	52,207
Total deposits	486,857	442,875	n/m	43,055

	Nine Months Ended September 30, 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$16,299	$6,473	$8,737	$1,089
Noninterest income:
Card income	4,983	—	4,983	—
Service charges	3,379	2,964	—	415
All other income	613	177	342	94
Total noninterest income	8,975	3,141	5,325	509
Total revenue, net of interest expense (FTE basis)	25,274	9,614	14,062	1,598

Provision for credit losses	2,193	116	1,934	143

Noninterest expense	13,291	7,821	4,584	886
Income before income taxes	9,790	1,677	7,544	569
Income tax expense (FTE basis)	3,586	614	2,761	211
Net income	$6,204	$1,063	$4,783	$358

Net interest yield (FTE basis)	4.52%	2.05%	9.06%	3.43%
Return on average allocated equity	15.69	6.00	30.02	6.08
Return on average economic capital (1)	37.42	24.82	59.92	8.28
Efficiency ratio (FTE basis)	52.59	81.35	32.60	55.42

Balance Sheet
Average
Total loans and leases	$155,829	n/m	$127,755	$27,423
Total earning assets (2)	482,003	$421,530	128,904	42,475
Total assets (2)	518,998	447,926	131,172	50,807
Total deposits	462,851	422,452	n/m	40,103
Allocated equity	52,875	23,692	21,302	7,881
Economic capital (1)	22,225	5,740	10,699	5,786

Period end
Total loans and leases	$149,739	n/m	$122,222	$26,839
Total earning assets (2)	481,158	$422,758	123,509	44,403
Total assets (2)	520,125	449,469	128,747	51,422
Total deposits	465,774	424,267	n/m	41,182

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$4,651	$1,882	$2,479	$290
Noninterest income:
Card income	1,325	—	1,325	—
Service charges	1,103	1,012	—	91
All other income (loss)	(9)	63	(100)	28
Total noninterest income	2,419	1,075	1,225	119
Total revenue, net of interest expense (FTE basis)	7,070	2,957	3,704	409

Provision for credit losses	970	60	836	74

Noninterest expense	4,061	2,568	1,290	203
Income before income taxes	2,039	329	1,578	132
Income tax expense (FTE basis)	754	122	584	48
Net income	$1,285	$207	$994	$84

Net interest yield (FTE basis)	3.74%	1.71%	8.95%	2.57%
Return on average allocated equity	9.47	3.29	19.33	3.89
Return on average economic capital (1)	21.77	11.60	39.54	5.17
Efficiency ratio (FTE basis)	57.43	86.82	34.79	50.03

Balance Sheet
Average
Total loans and leases	$133,881	n/m	$109,707	$23,375
Total earning assets (2)	494,485	$437,234	110,233	44,974
Total assets (2)	533,981	463,248	116,760	51,929
Total deposits	480,342	436,688	n/m	43,294
Allocated equity	53,982	25,047	20,463	8,472
Economic capital (1)	23,535	7,127	10,034	6,374

Period end
Total loans and leases	$133,308	n/m	$109,358	$23,150
Total earning assets (2)	499,604	$442,960	109,865	44,532
Total assets (2)	540,260	468,885	116,921	52,207
Total deposits	486,857	442,875	n/m	43,055

	Second Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$4,705	$1,914	$2,480	$311
Noninterest income:
Card income	1,331	—	1,331	—
Service charges	1,082	991	—	91
All other income	208	71	106	31
Total noninterest income	2,621	1,062	1,437	122
Total revenue, net of interest expense (FTE basis)	7,326	2,976	3,917	433

Provision for credit losses	1,131	40	940	151

Noninterest expense	4,360	2,638	1,502	220
Income before income taxes	1,835	298	1,475	62
Income tax expense (FTE basis)	680	111	546	23
Net income	$1,155	$187	$929	$39

Net interest yield (FTE basis)	3.85%	1.78%	8.81%	2.78%
Return on average allocated equity	8.69	3.14	18.21	1.74
Return on average economic capital (1)	20.29	12.45	37.25	2.28
Efficiency ratio (FTE basis)	59.52	88.66	38.36	50.65

Balance Sheet
Average
Total loans and leases	$136,872	n/m	$112,127	$24,025
Total earning assets (2)	492,085	$433,075	113,202	44,808
Total assets (2)	531,747	459,217	119,316	52,213
Total deposits	476,580	433,781	n/m	42,475
Allocated equity	53,452	23,982	20,525	8,945
Economic capital (1)	22,967	6,056	10,065	6,846

Period end
Total loans and leases	$135,523	n/m	$111,071	$23,700
Total earning assets (2)	497,920	$440,559	111,602	43,502
Total assets (2)	537,647	466,362	118,288	50,739
Total deposits	481,939	439,470	n/m	41,563

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$5,149	$1,987	$2,820	$342
Noninterest income:
Card income	1,720	—	1,720	—
Service charges	1,204	1,073	—	131
All other income (loss)	54	60	(42)	36
Total noninterest income	2,978	1,133	1,678	167
Total revenue, net of interest expense (FTE basis)	8,127	3,120	4,498	509

Provision for credit losses	1,132	52	1,037	43

Noninterest expense	4,347	2,623	1,444	280
Income before income taxes	2,648	445	2,017	186
Income tax expense (FTE basis)	984	165	750	69
Net income	$1,664	$280	$1,267	$117

Net interest yield (FTE basis)	4.25%	1.87%	8.97%	3.06%
Return on average allocated equity	12.60	4.67	24.22	5.93
Return on average economic capital (1)	30.42	19.01	49.50	8.11
Efficiency ratio (FTE basis)	53.48	84.07	32.09	54.95

Balance Sheet
Average
Total loans and leases	$151,492	n/m	$123,547	$27,258
Total earning assets (2)	480,312	$420,876	124,766	44,342
Total assets (2)	519,512	447,620	129,170	52,394
Total deposits	464,256	422,331	n/m	41,622
Allocated equity	52,381	23,819	20,755	7,807
Economic capital (1)	21,781	5,872	10,194	5,715

Period end
Total loans and leases	$149,739	n/m	$122,222	$26,839
Total earning assets (2)	481,158	$422,758	123,509	44,403
Total assets (2)	520,125	449,469	128,747	51,422
Total deposits	465,774	424,267	n/m	41,182

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, we allocate assets to match liabilities. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Average deposit balances
Checking	$209,777	$193,648	$213,860	$211,014	$204,412	$198,274	$196,807
Savings	39,260	38,370	39,372	40,119	38,286	37,409	38,822
MMS	142,376	136,363	146,032	142,543	138,512	136,257	137,508
CDs and IRAs	78,768	90,528	76,840	78,642	80,844	83,719	87,105
Non-U.S. and other	4,228	3,942	4,238	4,262	4,186	4,160	4,014
Total average deposit balances	$474,409	$462,851	$480,342	$476,580	$466,240	$459,819	$464,256

Deposit spreads (excludes noninterest costs)
Checking	2.63%	3.24%	2.45%	2.64%	2.81%	2.95%	3.09%
Savings	2.79	3.33	2.62	2.78	2.97	3.11	3.25
MMS	1.23	1.42	1.15	1.22	1.30	1.35	1.37
CDs and IRAs	0.58	0.37	0.58	0.62	0.55	0.46	0.39
Non-U.S. and other	1.03	3.80	1.02	1.06	1.00	3.44	3.63
Total deposit spreads	1.86	2.14	1.75	1.87	1.96	2.03	2.09

Client brokerage assets	$75,852	$61,918	$75,852	$72,226	$73,422	$66,576	$61,918

Online banking active accounts (units in thousands)	29,809	29,917	29,809	30,232	30,439	29,870	29,917
Mobile banking active accounts (units in thousands)	11,097	8,531	11,097	10,290	9,702	9,166	8,531
Banking centers	5,540	5,715	5,540	5,594	5,651	5,702	5,715
ATMs	16,253	17,752	16,253	16,220	17,255	17,756	17,752

U.S. credit card
Loans
Average credit card outstandings	$95,540	$106,569	$93,292	$95,018	$98,334	$102,241	$103,671
Ending credit card outstandings	93,162	102,803	93,162	94,291	96,433	102,291	102,803
Credit quality
Net charge-offs	$3,654	$5,844	$1,079	$1,244	$1,331	$1,432	$1,639
	5.11%	7.33%	4.60%	5.27%	5.44%	5.55%	6.28%
30+ delinquency	$2,855	$4,019	$2,855	$2,948	$3,384	$3,823	$4,019
	3.06%	3.91%	3.06%	3.13%	3.51%	3.74%	3.91%
90+ delinquency	$1,471	$2,128	$1,471	$1,594	$1,866	$2,070	$2,128
	1.58%	2.07%	1.58%	1.69%	1.93%	2.02%	2.07%
Other U.S. credit card indicators
Gross interest yield	10.02%	10.29%	10.04%	9.97%	10.06%	10.10%	10.14%
Risk adjusted margin	7.23	5.51	7.66	7.51	6.54	6.77	6.08
New account growth (in thousands)	2,421	2,238	857	782	782	797	851
Purchase volumes	$141,872	$141,457	$48,189	$48,886	$44,797	$50,901	$48,547

Debit card data
Purchase volumes	$192,146	$186,819	$64,121	$64,993	$63,032	$63,726	$62,774

Business Banking
Loans
Average outstandings	$23,998	$27,423	$23,375	$24,025	$24,603	$25,306	$27,258

Credit spread	1.93%	2.55%	1.76%	2.01%	2.01%	1.77%	2.37%

Credit quality
Net charge-offs	$378	$344	$150	$131	$97	$118	$100
	2.10%	1.68%	2.54%	2.21%	1.58%	1.85%	1.46%
Nonperforming assets	$1,075	$1,548	$1,075	$1,146	$1,228	$1,300	$1,548
	4.65%	5.77%	4.65%	4.84%	5.04%	5.20%	5.77%

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)	$2,218	$2,398	$729	$714	$775	$809	$922
Noninterest income:
Mortgage banking income (loss)	5,834	(10,523)	2,192	1,811	1,831	2,329	1,800
Insurance income (loss)	8	753	1	1	6	(3)	23
All other income (loss)	231	942	174	(5)	62	140	77
Total noninterest income (loss)	6,073	(8,828)	2,367	1,807	1,899	2,466	1,900
Total revenue, net of interest expense (FTE basis)	8,291	(6,430)	3,096	2,521	2,674	3,275	2,822

Provision for credit losses	957	3,523	264	186	507	1,001	918

Goodwill impairment	—	2,603	—	—	—	—	—
All other noninterest expense	11,678	14,619	4,224	3,552	3,902	4,569	3,826
Loss before income taxes	(4,344)	(27,175)	(1,392)	(1,217)	(1,735)	(2,295)	(1,922)
Income tax benefit (FTE basis)	(1,558)	(9,152)	(515)	(451)	(592)	(853)	(801)
Net loss	$(2,786)	$(18,023)	$(877)	$(766)	$(1,143)	$(1,442)	$(1,121)

Net interest yield (FTE basis)	2.36%	2.00%	2.41%	2.27%	2.39%	2.30%	2.45%

Balance Sheet
Average
Total loans and leases	$107,051	$120,772	$103,708	$106,725	$110,755	$116,993	$120,079
Total earning assets	125,704	159,979	120,148	126,823	130,201	139,789	149,177
Total assets	151,186	196,636	141,779	152,777	159,105	171,763	182,843
Allocated equity	14,077	16,688	13,332	14,116	14,791	14,757	14,240
Economic capital (1)	14,077	14,884	13,332	14,116	14,791	14,757	14,240

Period end
Total loans and leases	$99,890	$119,823	$99,890	$105,304	$109,264	$112,359	$119,823
Total earning assets	114,225	144,831	114,225	124,854	130,420	132,381	144,831
Total assets	139,366	188,769	139,366	147,638	158,207	163,712	188,769

Period end (in billions)
Mortgage servicing portfolio (2)	$1,475.7	$1,917.4	$1,475.7	$1,586.4	$1,686.7	$1,763.0	$1,917.4

(1)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Year-to-Date Results (1)
(Dollars in millions)
	Nine Months Ended September 30, 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,218	$1,013	$1,205
Noninterest income:
Mortgage banking income	5,834	2,394	3,440
Insurance income	8	8	—
All other income (loss)	231	(22)	253
Total noninterest income	6,073	2,380	3,693
Total revenue, net of interest expense (FTE basis)	8,291	3,393	4,898

Provision for credit losses	957	(5)	962

Noninterest expense	11,678	2,430	9,248
Income (loss) before income taxes	(4,344)	968	(5,312)
Income tax expense (benefit) (FTE basis)	(1,558)	357	(1,915)
Net income (loss)	$(2,786)	$611	$(3,397)

Balance Sheet
Average
Total loans and leases	$107,051	$50,598	$56,453
Total earning assets	125,704	57,206	68,498
Total assets	151,186	58,202	92,984
Allocated equity	14,077	n/a	n/a
Economic capital (2)	14,077	n/a	n/a

Period end
Total loans and leases	$99,890	$48,865	$51,025
Total earning assets	114,225	56,137	58,088
Total assets	139,366	57,335	82,031

	Nine Months Ended September 30, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,398	$1,444	$954
Noninterest income:
Mortgage banking income (loss)	(10,523)	1,873	(12,396)
Insurance income	753	753	—
All other income	942	871	71
Total noninterest income (loss)	(8,828)	3,497	(12,325)
Total revenue, net of interest expense (FTE basis)	(6,430)	4,941	(11,371)

Provision for credit losses	3,523	171	3,352

Goodwill impairment	2,603	—	2,603
All other noninterest expense	14,619	3,837	10,782
Income (loss) before income taxes	(27,175)	933	(28,108)
Income tax expense (benefit) (FTE basis)	(9,152)	346	(9,498)
Net income (loss)	$(18,023)	$587	$(18,610)

Balance Sheet
Average
Total loans and leases	$120,772	$54,785	$65,987
Total earning assets	159,979	72,765	87,214
Total assets	196,636	73,705	122,931
Allocated equity	16,688	n/a	n/a
Economic capital (2)	14,884	n/a	n/a

Period end
Total loans and leases	$119,823	$55,171	$64,652
Total earning assets	144,831	66,614	78,217
Total assets	188,769	79,956	108,813

For footnotes see page 25.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Third Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$729	$336	$393
Noninterest income:
Mortgage banking income	2,192	853	1,339
Insurance income	1	1	—
All other income (loss)	174	(11)	185
Total noninterest income	2,367	843	1,524
Total revenue, net of interest expense (FTE basis)	3,096	1,179	1,917

Provision for credit losses	264	(23)	287

Noninterest expense	4,224	783	3,441
Income (loss) before income taxes	(1,392)	419	(1,811)
Income tax expense (benefit) (FTE basis)	(515)	155	(670)
Net income (loss)	$(877)	$264	$(1,141)

Balance Sheet
Average
Total loans and leases	$103,708	$49,561	$54,147
Total earning assets	120,148	56,285	63,863
Total assets	141,779	57,370	84,409
Allocated equity	13,332	n/a	n/a
Economic capital (2)	13,332	n/a	n/a

Period end
Total loans and leases	$99,890	$48,865	$51,025
Total earning assets	114,225	56,137	58,088
Total assets	139,366	57,335	82,031

	Second Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$714	$330	$384
Noninterest income:
Mortgage banking income	1,811	827	984
Insurance income	1	1	—
All other income (loss)	(5)	(33)	28
Total noninterest income	1,807	795	1,012
Total revenue, net of interest expense (FTE basis)	2,521	1,125	1,396

Provision for credit losses	186	(35)	221

Noninterest expense	3,552	792	2,760
Income (loss) before income taxes	(1,217)	368	(1,585)
Income tax expense (benefit) (FTE basis)	(451)	136	(587)
Net income (loss)	$(766)	$232	$(998)

Balance Sheet
Average
Total loans and leases	$106,725	$50,580	$56,145
Total earning assets	126,823	57,869	68,954
Total assets	152,777	58,898	93,879
Allocated equity	14,116	n/a	n/a
Economic capital (2)	14,116	n/a	n/a

Period end
Total loans and leases	$105,304	$50,112	$55,192
Total earning assets	124,854	57,716	67,138
Total assets	147,638	58,986	88,652

For footnotes see page 25.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Third Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$922	$446	$476
Noninterest income:
Mortgage banking income (loss)	1,800	656	1,144
Insurance income	23	23	—
All other income	77	42	35
Total noninterest income (loss)	1,900	721	1,179
Total revenue, net of interest expense (FTE basis)	2,822	1,167	1,655

Provision for credit losses	918	50	868

Noninterest expense	3,826	1,068	2,758
Income (loss) before income taxes	(1,922)	49	(1,971)
Income tax expense (benefit) (FTE basis)	(801)	18	(819)
Net income (loss)	$(1,121)	$31	$(1,152)

Balance Sheet
Average
Total loans and leases	$120,079	$54,858	$65,221
Total earning assets	149,177	68,815	80,362
Total assets	182,843	71,422	111,421
Allocated equity	14,240	n/a	n/a
Economic capital (2)	14,240	n/a	n/a

Period end
Total loans and leases	$119,823	$55,171	$64,652
Total earning assets	144,831	66,614	78,217
Total assets	188,769	79,956	108,813

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing right activities, including net hedge results which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing. The goodwill asset and related impairment charge that was recorded in 2011 are included in Legacy Assets & Servicing.

(2)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30				Third Quarter 2012		Second Quarter 2012		First Quarter 2012		Fourth Quarter 2011		Third Quarter 2011
	2012		2011
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$7,378		$14,900		$5,708		$7,589		$7,378		$7,880		$12,372
Net additions	155		1,050		85		(7)		77		(290)		33
Impact of customer payments (1)	(1,149)		(2,009)		(346)		(282)		(521)		(612)		(664)
Other changes in mortgage servicing rights fair value (2)	(1,297)		(6,061)		(360)		(1,592)		655		400		(3,861)
Balance, end of period	$5,087		$7,880		$5,087		$5,708		$7,589		$7,378		$7,880

Capitalized mortgage servicing rights (% of loans serviced for investors)	45	bps	52	bps	45	bps	47	bps	58	bps	54	bps	52	bps
Mortgage loans serviced for investors (in billions)	$1,142		$1,512		$1,142		$1,224		$1,313		$1,379		$1,512

Loan production:
Total Corporation (3)
First mortgage	$53,558		$130,142		$20,315		$18,005		$15,238		$21,614		$33,038
Home equity	2,623		3,629		933		930		760		759		847
Consumer Real Estate Services
First mortgage	$41,957		$121,220		$15,566		$14,206		$12,185		$18,053		$30,448
Home equity	2,067		3,114		746		724		597		580		660

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$2,756		$2,295		$942		$885		$929		$502		$803
Representations and warranties provision	(984)		(15,328)		(307)		(395)		(282)		(264)		(278)
Total production income (loss)	1,772		(13,033)		635		490		647		238		525
Servicing income:
Servicing fees	3,622		4,700		1,088		1,205		1,329		1,335		1,538
Impact of customer payments (1)	(1,149)		(2,009)		(346)		(282)		(521)		(612)		(664)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	948		(510)		560		194		194		1,165		360
Other servicing-related revenue	641		329		255		204		182		203		41
Total net servicing income	4,062		2,510		1,557		1,321		1,184		2,091		1,275
Total Consumer Real Estate Services mortgage banking income (loss)	5,834		(10,523)		2,192		1,811		1,831		2,329		1,800
Other business segments’ mortgage banking loss (5)	(544)		(426)		(173)		(152)		(219)		(210)		(183)
Total consolidated mortgage banking income (loss)	$5,290		$(10,949)		$2,019		$1,659		$1,612		$2,119		$1,617

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the period.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)	$6,847	$7,181	$2,264	$2,184	$2,399	$2,309	$2,323
Noninterest income:
Service charges	2,418	2,618	796	815	807	802	828
Investment banking income	1,945	2,431	662	632	651	629	616
All other income	1,672	1,081	425	655	592	262	184
Total noninterest income	6,035	6,130	1,883	2,102	2,050	1,693	1,628
Total revenue, net of interest expense (FTE basis)	12,882	13,311	4,147	4,286	4,449	4,002	3,951

Provision for credit losses	(283)	(862)	68	(113)	(238)	(256)	(182)

Noninterest expense	6,364	6,748	2,023	2,165	2,176	2,136	2,217
Income before income taxes	6,801	7,425	2,056	2,234	2,511	2,122	1,916
Income tax expense (FTE basis)	2,509	2,716	761	827	921	785	710
Net income	$4,292	$4,709	$1,295	$1,407	$1,590	$1,337	$1,206

Net interest yield (FTE basis)	3.02%	3.34%	2.92%	2.97%	3.18%	3.04%	3.06%
Return on average allocated equity	12.47	13.17	11.15	12.31	13.98	11.51	10.03
Return on average economic capital (1)	27.18	27.06	24.14	26.83	30.67	25.06	20.87
Efficiency ratio (FTE basis)	49.40	50.70	48.74	50.53	48.92	53.36	56.12

Balance Sheet
Average
Total loans and leases	$270,747	$261,766	$267,390	$267,813	$277,076	$276,850	$268,174
Total earnings assets (2)	302,493	287,388	308,357	295,915	303,142	300,912	301,384
Total assets (2)	348,461	333,995	355,670	341,151	348,483	347,255	348,087
Total deposits	243,028	236,151	252,226	239,161	237,598	240,757	246,395
Allocated equity	45,967	47,820	46,223	45,958	45,719	46,087	47,682
Economic capital (1)	21,111	23,291	21,371	21,102	20,858	21,188	22,958

Period end
Total loans and leases	$272,052	$273,547	$272,052	$265,395	$272,286	$278,177	$273,547
Total earnings assets (2)	308,370	293,814	308,370	293,840	293,509	301,662	293,814
Total assets (2)	355,417	341,100	355,417	340,744	340,740	348,773	341,100
Total deposits	260,030	236,565	260,030	241,529	237,697	246,360	236,565

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credit and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provide additional clarity in assessing the results of the segments. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Investment Banking fees (1)
Advisory (2)	$710	$918	$206	$314	$190	$265	$260
Debt issuance	935	1,034	341	247	347	253	227
Equity issuance	300	479	115	71	114	111	129
Total Investment Banking fees (3)	$1,945	$2,431	$662	$632	$651	$629	$616

Business Lending
Corporate	$2,509	$2,547	$779	$850	$880	$693	$775
Commercial	3,400	3,750	1,137	1,122	1,141	1,169	1,161
Total Business Lending revenue (3)	$5,909	$6,297	$1,916	$1,972	$2,021	$1,862	$1,936

Treasury Services
Corporate	$1,913	$1,875	$649	$620	$644	$632	$617
Commercial	2,731	2,649	881	900	950	917	864
Total Treasury Services revenue (3)	$4,644	$4,524	$1,530	$1,520	$1,594	$1,549	$1,481

Average deposit balances
Interest-bearing	$74,863	$94,126	$73,931	$74,387	$76,280	$78,626	$90,797
Noninterest-bearing	168,165	142,025	178,295	164,774	161,318	162,131	155,598
Total average deposits	$243,028	$236,151	$252,226	$239,161	$237,598	$240,757	$246,395

Loan spread	1.86%	2.10%	1.86%	1.82%	1.90%	1.85%	1.97%

Provision for credit losses	$(283)	$(862)	$68	$(113)	$(238)	$(256)	$(182)

Credit quality (4, 5)
Reservable utilized criticized exposure	$12,390	$22,859	$12,390	$14,843	$17,983	$20,072	$22,859
	4.50%	8.13%	4.50%	5.42%	6.43%	7.05%	8.13%

Nonperforming loans, leases and foreclosed properties	$2,647	$5,377	$2,647	$3,305	$4,130	$4,646	$5,377
	0.99%	2.00%	0.99%	1.27%	1.54%	1.70%	2.00%

Average loans and leases by product
U.S. commercial	$126,731	$118,140	$125,910	$125,425	$128,866	$124,887	$119,159
Commercial real estate	32,642	38,697	31,947	32,335	33,651	34,603	36,458
Commercial lease financing	23,241	23,205	23,214	23,123	23,387	23,050	23,101
Non-U.S. commercial	49,417	39,796	50,032	49,089	49,125	50,878	47,180
Direct/Indirect consumer	38,710	41,904	36,283	37,834	42,040	43,427	42,254
Other	6	24	4	7	7	5	22
Total average loans and leases	$270,747	$261,766	$267,390	$267,813	$277,076	$276,850	$268,174

Total Corporation Investment Banking fees
Advisory (2)	$764	$975	$221	$340	$203	$273	$273
Debt issuance	2,291	2,294	867	647	777	589	511
Equity issuance	776	1,191	279	192	305	267	320
Total investment banking fees	3,831	4,460	1,367	1,179	1,285	1,129	1,104
Self-led	(132)	(256)	(31)	(33)	(68)	(116)	(162)
Total Investment Banking fees	$3,699	$4,204	$1,336	$1,146	$1,217	$1,013	$942

(1)	Includes self-led deals and represents fees attributable to Global Banking under an internal sharing arrangement.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Total Global Banking revenue includes certain insignificant items that are not included in Investment Banking fees, Business Lending revenue or Treasury Services revenue.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2012
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	9.9%	2	11.3%
Leveraged loans	2	9.8	2	14.5
Mortgage-backed securities	6	7.8	5	8.9
Asset-backed securities	2	11.8	2	14.7
Convertible debt	4	7.2	2	16.8
Common stock underwriting	5	7.1	3	11.0
Investment-grade corporate debt	3	5.6	3	11.4
Syndicated loans	2	8.5	2	15.9
Net investment banking revenue	2	6.4	2	9.7
Announced mergers and acquisitions	8	12.4	6	15.1
Equity capital markets	5	7.1	2	11.4
Debt capital markets	5	5.1	4	8.7
Source: Dealogic data as of October 1, 2012. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Common stock underwriting
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans
Convertible debt	Equity capital markets

Top 3 rankings excluding self-led deals:

Global:	Investment banking fees, High-yield corporate debt, Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans

U.S.:
Investment banking fees, High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Equity capital markets

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)	$2,294	$2,819	$846	$650	$798	$863	$925
Noninterest income:
Investment and brokerage services	1,380	1,788	425	445	510	447	584
Investment banking fees	1,546	1,788	553	437	556	425	438
Trading account profits	4,981	6,048	1,238	1,706	2,037	369	1,420
All other income (loss)	463	537	44	127	292	(300)	(73)
Total noninterest income	8,370	10,161	2,260	2,715	3,395	941	2,369
Total revenue, net of interest expense (FTE basis) (1)	10,664	12,980	3,106	3,365	4,193	1,804	3,294

Provision for credit losses	(13)	(38)	21	(14)	(20)	(18)	3

Noninterest expense	8,333	9,343	2,545	2,712	3,076	2,893	2,966
Income (loss) before income taxes	2,344	3,675	540	667	1,137	(1,071)	325
Income tax expense (benefit) (FTE basis)	1,444	1,922	899	206	339	(303)	878
Net income (loss)	$900	$1,753	$(359)	$461	$798	$(768)	$(553)

Return on average allocated equity	6.87%	9.92%	n/m	10.83%	17.52%	n/m	n/m
Return on average economic capital (2)	9.42	12.39	n/m	14.90	23.55	n/m	n/m
Efficiency ratio (FTE basis)	78.15	71.97	81.95%	80.61	73.35	n/m	90.02%

Balance Sheet
Average
Total trading-related assets (3)	$456,932	$481,925	$462,138	$459,869	$448,731	$444,319	$489,172
Total earning assets (3)	438,640	456,102	446,934	444,537	424,358	414,136	445,431
Total assets	574,993	603,083	584,332	581,952	558,594	552,861	604,333
Allocated equity	17,504	23,636	17,068	17,132	18,317	19,805	21,609
Economic capital (2)	12,868	19,020	12,417	12,524	13,669	15,154	16,954

Period end
Total trading-related assets (3)	$455,161	$446,697	$455,161	$443,948	$440,091	$397,876	$446,697
Total earning assets (3)	445,210	413,677	445,210	428,940	417,580	372,851	413,677
Total assets	583,203	552,772	583,203	561,815	548,558	501,824	552,772

Trading-related assets (average)
Trading account securities	$189,958	$206,087	$193,694	$190,250	$185,890	$172,955	$199,201
Reverse repurchases	160,988	166,437	162,040	160,832	160,079	162,507	174,574
Securities borrowed	50,784	48,580	51,757	53,297	47,286	46,476	46,930
Derivative assets	55,202	60,821	54,647	55,490	55,476	62,381	68,467
Total trading-related assets (3)	$456,932	$481,925	$462,138	$459,869	$448,731	$444,319	$489,172

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Trading-related assets include assets which are not considered earning assets (i.e., derivative assets).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,261	$8,089	$2,000	$2,418	$2,843	$808	$2,058
Equity income	2,330	3,273	664	759	907	670	957
Total sales and trading revenue	$9,591	$11,362	$2,664	$3,177	$3,750	$1,478	$3,015

Sales and trading revenue, excluding DVA
Fixed income, currency and commodities	$9,219	$6,800	$2,534	$2,555	$4,130	$1,303	$553
Equity income	2,544	3,087	712	778	1,054	649	753
Total sales and trading revenue, excluding DVA	$11,763	$9,887	$3,246	$3,333	$5,184	$1,952	$1,306

Sales and trading revenue breakdown
Net interest income	$2,294	$2,819	$846	$650	$798	$863	$925
Commissions	1,380	1,788	425	445	510	447	584
Trading	4,981	6,048	1,238	1,706	2,037	369	1,420
Other	936	707	155	376	405	(201)	86
Total sales and trading revenue	$9,591	$11,362	$2,664	$3,177	$3,750	$1,478	$3,015

(1)
Includes Global Banking sales and trading revenue of $473 million and $170 million for the nine months ended September 30, 2012 and 2011; $111 million, $249 million and $113 million for the third, second and first quarters of 2012, and $99 million and $159 million for the fourth and third quarters of 2011, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)	$4,482	$4,555	$1,458	$1,446	$1,578	$1,497	$1,412
Noninterest income:
Investment and brokerage services	6,922	7,120	2,293	2,333	2,296	2,190	2,364
All other income	1,550	1,554	527	538	485	481	462
Total noninterest income	8,472	8,674	2,820	2,871	2,781	2,671	2,826
Total revenue, net of interest expense (FTE basis)	12,954	13,229	4,278	4,317	4,359	4,168	4,238

Provision for credit losses	154	280	61	47	46	118	162

Noninterest expense	10,201	10,702	3,355	3,402	3,444	3,627	3,500
Income before income taxes	2,599	2,247	862	868	869	423	576
Income tax expense (FTE basis)	960	823	320	321	319	157	214
Net income	$1,639	$1,424	$542	$547	$550	$266	$362

Net interest yield (FTE basis)	2.29%	2.23%	2.22%	2.26%	2.39%	2.24%	2.07%
Return on average allocated equity	12.14	10.72	11.42	12.24	12.84	5.92	8.06
Return on average economic capital (1)	29.88	27.40	26.31	30.25	33.98	15.10	20.55
Efficiency ratio (FTE basis)	78.75	80.90	78.45	78.79	79.00	87.00	82.58

Balance Sheet
Average
Total loans and leases	$104,416	$101,953	$106,092	$104,102	$103,036	$102,709	$102,786
Total earning assets (2)	261,148	272,523	261,219	256,958	265,267	265,077	271,207
Total assets (2)	280,893	292,562	280,840	276,914	284,926	284,629	290,974
Total deposits	252,595	256,667	253,942	251,121	252,705	250,040	255,882
Allocated equity	18,027	17,772	18,871	17,974	17,228	17,845	17,826
Economic capital (1)	7,407	7,064	8,271	7,353	6,587	7,182	7,135

Period end
Total loans and leases	$107,500	$102,362	$107,500	$105,395	$102,903	$103,460	$102,362
Total earning assets (2)	263,674	260,939	263,674	257,884	258,200	263,501	260,939
Total assets (2)	283,949	280,897	283,949	277,988	278,184	284,062	280,897
Total deposits	256,114	251,251	256,114	249,755	252,755	253,264	251,251

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management - Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Revenues
Merrill Lynch Global Wealth Management	$10,950	$11,156	$3,631	$3,638	$3,681	$3,464	$3,596
U.S. Trust	1,934	2,014	627	654	653	679	626
Other (1)	70	59	20	25	25	25	16
Total revenues	$12,954	$13,229	$4,278	$4,317	$4,359	$4,168	$4,238

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,863,855	$1,686,404	$1,863,855	$1,802,271	$1,841,106	$1,749,059	$1,686,404
U.S. Trust	332,792	315,244	332,792	323,711	333,876	324,003	315,244
Other (1)	64,239	65,153	64,239	66,091	66,309	66,182	65,153

Client Balances by Type
Assets under management	$707,769	$616,899	$707,769	$682,227	$692,959	$647,126	$616,899
Client brokerage assets	1,070,785	986,718	1,070,785	1,039,942	1,074,454	1,024,193	986,718
Assets in custody	115,356	106,293	115,356	111,357	114,938	107,989	106,293
Client deposits	256,114	251,251	256,114	249,755	252,755	253,264	251,251
Loans and leases (2)	110,862	105,640	110,862	108,792	106,185	106,672	105,640
Total client balances	$2,260,886	$2,066,801	$2,260,886	$2,192,073	$2,241,291	$2,139,244	$2,066,801

Assets Under Management Flows
Liquidity assets under management (3)	$(1,927)	$(12,998)	$(1,875)	$(122)	$70	$1,029	$(2,568)
Long-term assets under management (4)	17,571	23,187	5,706	4,113	7,752	4,462	4,493
Total assets under management flows	$15,644	$10,189	$3,831	$3,991	$7,822	$5,491	$1,925

Associates (5)
Number of Financial Advisors	17,533	17,094	17,533	17,534	17,512	17,308	17,094
Total Wealth Advisors	18,826	18,498	18,826	18,843	18,840	18,667	18,498
Total Client Facing Professionals	21,652	21,624	21,652	21,712	21,912	21,784	21,624

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$910	$963	$910	$915	$905	$882	$921

U.S. Trust Metrics
Client Facing Professionals	2,120	2,270	2,120	2,161	2,223	2,247	2,270

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and other administrative items.

(2)	Includes margin receivables which are classified in other assets on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,457 and 1,032 for the nine months ended September 30, 2012 and 2011 and 1,457, 1,383, 1,337, 1,143 and 1,032 at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of financial advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Net interest income (FTE basis)	$725	$1,377	$219	$83	$423	$401	$8
Noninterest income:
Card income (2)	264	375	93	84	87	91	72
Equity investment income (loss)	519	3,935	165	(63)	417	3,109	1,380
Gains on sales of debt securities	1,393	1,996	327	354	712	1,101	697
All other income (loss)	(4,167)	3,233	(1,844)	(71)	(2,252)	(411)	4,113
Total noninterest income	(1,991)	9,539	(1,259)	304	(1,036)	3,890	6,262
Total revenue, net of interest expense (FTE basis)	(1,266)	10,916	(1,040)	387	(613)	4,291	6,270

Provision for credit losses	2,172	5,380	390	536	1,246	792	1,374

Goodwill impairment	—	—	—	—	—	581	—
Merger and restructuring charges	—	537	—	—	—	101	176
All other noninterest expense	4,485	2,909	1,336	857	2,292	1,186	581
Income (loss) before income taxes	(7,923)	2,090	(2,766)	(1,006)	(4,151)	1,631	4,139
Income tax expense (benefit) (FTE basis)	(3,441)	(1,298)	(1,220)	(665)	(1,556)	275	(535)
Net income (loss)	$(4,482)	$3,388	$(1,546)	$(341)	$(2,595)	$1,356	$4,674

Balance Sheet
Average
Total loans and leases	$257,067	$287,625	$249,831	$257,340	$264,110	$272,807	$286,753
Total assets (3)	299,630	380,958	276,710	310,022	312,408	335,720	355,705
Total deposits	32,518	50,201	26,742	31,167	39,707	46,030	52,742
Allocated equity (4)	85,689	70,594	86,563	86,926	83,564	76,737	68,672

Period end
Total loans and leases	$246,255	$274,270	$246,255	$253,503	$259,998	$267,622	$274,270
Total assets (5)	263,967	335,965	263,967	295,022	311,905	309,578	335,965
Total deposits	24,960	52,946	24,960	26,972	30,055	32,834	52,946

(1)
All Other consists of two broad groupings, Equity Investments and Other. Equity Investments includes Global Principal Investments, Strategic and certain other investments. Other includes liquidating businesses, merger and restructuring charges, ALM activities such as the residential mortgage portfolio and investment securities, as well as economic hedges, gains/losses on structured liabilities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Other also includes certain residential mortgage and discontinued real estate loans that are managed by Legacy Assets & Servicing within Consumer Real Estate Services.

(2)	During the third quarter of 2011, the international consumer card business results were moved to All Other from Consumer & Business Banking and prior periods were reclassified.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $522.6 billion and $499.3 billion for the nine months ended September 30, 2012 and 2011; $539.0 billion, $516.7 billion, $511.9 billion, $493.7 billion and $509.8 billion for the third, second and first quarters of 2012, and the fourth and third quarters of 2011, respectively.

(4)	Represents the economic capital assigned to All Other as well as the remaining portion of equity not specifically allocated to the business segments.

(5)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $539.0 billion, $526.5 billion, $519.3 billion, $495.3 billion and $489.5 billion at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income
	September 30, 2012			June 30 2012	September 30, 2012
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Nine Months Ended
Global Principal Investments:
Private Equity Investments	$1,124	$66	$1,190	$1,311	$100	$167
Global Real Estate	496	30	526	733	(37)	10
Global Strategic Capital	1,319	132	1,451	1,503	94	190
Legacy/Other Investments	735	9	744	858	(1)	55
Total Global Principal Investments	$3,674	$237	$3,911	$4,405	$156	$422

Components of Equity Investment Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Global Principal Investments	$422	$188	$156	$(137)	$403	$212	$(1,580)
Strategic and other investments	97	3,747	9	74	14	2,897	2,960
Total equity investment income (loss) included in All Other	519	3,935	165	(63)	417	3,109	1,380
Total equity investment income included in the business segments	852	198	73	431	348	118	66
Total consolidated equity investment income	$1,371	$4,133	$238	$368	$765	$3,227	$1,446

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2012	June 30 2012	September 30 2011
Consumer
Residential mortgage (1)	$247,340	$252,635	$266,516
Home equity	112,260	118,011	127,736
Discontinued real estate (2)	9,876	10,059	11,541
U.S. credit card	93,162	94,291	102,803
Non-U.S. credit card	13,320	13,431	16,086
Direct/Indirect consumer (3)	82,404	83,164	90,474
Other consumer (4)	2,714	2,568	2,810
Total consumer loans excluding loans accounted for under the fair value option	561,076	574,159	617,966
Consumer loans accounted for under the fair value option (5)	1,202	1,172	4,741
Total consumer	562,278	575,331	622,707

Commercial
U.S. commercial (6)	205,384	197,718	192,642
Commercial real estate (7)	37,579	36,535	40,888
Commercial lease financing	22,855	21,692	21,350
Non-U.S. commercial	58,503	53,850	48,461
Total commercial loans excluding loans accounted for under the option	324,321	309,795	303,341
Commercial loans accounted for under the fair value option (5)	6,436	7,189	6,483
Total commercial	330,757	316,984	309,824
Total loans and leases	$893,035	$892,315	$932,531

(1)	Includes non-U.S. residential mortgages of $94 million, $92 million and $86 million at September 30, 2012, June 30, 2012 and September 30, 2011.

(2)
Includes $8.8 billion, $9.0 billion and $10.3 billion of pay option loans, and $1.1 billion, $1.1 billion and $1.2 billion of subprime loans at September 30, 2012, June 30, 2012 and September 30, 2011. The Corporation no longer originates these products.

(3)
Includes dealer financial services loans of $36.0 billion, $36.7 billion and $43.6 billion, consumer lending loans of $5.6 billion, $6.3 billion and $8.9 billion, U.S. securities-based lending margin loans of $26.7 billion, $25.7 billion and $22.3 billion, student loans of $5.0 billion, $5.4 billion and $6.1 billion, non-U.S. consumer loans of $7.9 billion, $7.8 billion and $7.8 billion, and other consumer loans of $1.2 billion, $1.3 billion and $1.8 billion at September 30, 2012, June 30, 2012 and September 30, 2011.

(4)
Includes consumer finance loans of $1.5 billion, $1.5 billion and $1.7 billion, other non-U.S. consumer loans of $1.1 billion, $908 million and $992 million, and consumer overdrafts of $152 million, $127 million and $94 million at September 30, 2012, June 30, 2012 and September 30, 2011.

(5)
Consumer loans accounted for under the fair value option were residential mortgages of $160 million, $172 million and $1.3 billion and discontinued real estate of $1.0 billion, $1.0 billion and $3.4 billion at September 30, 2012, June 30, 2012 and September 30, 2011. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.0 billion, $1.9 billion and $1.9 billion, non-U.S. commercial loans of $4.4 billion, $5.3 billion and $4.5 billion at September 30, 2012, June 30, 2012 and September 30, 2011 and commercial real estate loans of $75 million at September 30, 2011.

(6)	Includes U.S. small business commercial loans, including card-related products, of $12.6 billion, $12.8 billion and $13.6 billion at September 30, 2012, June 30, 2012 and September 30, 2011.

(7)
Includes U.S. commercial real estate loans of $36.0 billion, $35.0 billion and $39.3 billion, and non-U.S. commercial real estate loans of $1.6 billion, $1.5 billion and $1.6 billion at September 30, 2012, June 30, 2012 and September 30, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Third Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$250,505	$—	$213	$—	$92	$38,790	$211,410
Home equity	116,184	—	102,324	—	104	13,540	216
Discontinued real estate	10,956	—	1,008	—	—	—	9,948
U.S. credit card	93,292	93,292	—	—	—	—	—
Non-U.S. credit card	13,329	—	—	—	—	—	13,329
Direct/Indirect consumer	82,635	6,022	78	36,283	22	35,010	5,220
Other consumer	2,654	690	—	4	—	8	1,952
Total consumer	569,555	100,004	103,623	36,287	218	87,348	242,075

Commercial
U.S. commercial	201,072	31,568	84	125,910	18,732	17,268	7,510
Commercial real estate	36,929	2,294	1	31,947	225	1,445	1,017
Commercial lease financing	21,545	—	—	23,214	13	4	(1,686)
Non-U.S. commercial	59,758	15	—	50,032	8,769	27	915
Total commercial	319,304	33,877	85	231,103	27,739	18,744	7,756
Total loans and leases	$888,859	$133,881	$103,708	$267,390	$27,957	$106,092	$249,831

	Second Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$255,349	$—	$211	$—	$101	$37,718	$217,319
Home equity	119,657	—	105,503	—	1	13,936	217
Discontinued real estate	11,144	—	901	—	—	—	10,243
U.S. credit card	95,018	95,018	—	—	—	—	—
Non-U.S. credit card	13,641	—	—	—	—	—	13,641
Direct/Indirect consumer	84,198	6,777	85	37,834	29	33,858	5,615
Other consumer	2,565	584	—	7	—	8	1,966
Total consumer	581,572	102,379	106,700	37,841	131	85,520	249,001

Commercial
U.S. commercial	199,644	32,182	24	125,425	18,460	16,966	6,587
Commercial real estate	37,627	2,296	1	32,335	180	1,531	1,284
Commercial lease financing	21,446	—	—	23,123	—	4	(1,681)
Non-U.S. commercial	59,209	15	—	49,089	7,875	81	2,149
Total commercial	317,926	34,493	25	229,972	26,515	18,582	8,339
Total loans and leases	$899,498	$136,872	$106,725	$267,813	$26,646	$104,102	$257,340

	Third Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$268,494	$—	$1,195	$—	$99	$36,656	$230,544
Home equity	129,125	—	112,781	—	—	15,029	1,315
Discontinued real estate	15,923	—	4,052	—	—	9	11,862
U.S. credit card	103,671	103,671	—	—	—	—	—
Non-U.S. credit card	25,434	—	—	—	—	—	25,434
Direct/Indirect consumer	90,280	9,492	100	42,254	505	31,390	6,539
Other consumer	2,795	1,746	—	22	—	5	1,022
Total consumer	635,722	114,909	118,128	42,276	604	83,089	276,716

Commercial
U.S. commercial	191,439	34,040	1,949	119,159	9,586	17,829	8,876
Commercial real estate	42,931	2,526	2	36,458	432	1,653	1,860
Commercial lease financing	21,342	—	—	23,101	2	19	(1,780)
Non-U.S. commercial	50,598	17	—	47,180	2,124	196	1,081
Total commercial	306,310	36,583	1,951	225,898	12,144	19,697	10,037
Total loans and leases	$942,032	$151,492	$120,079	$268,174	$12,748	$102,786	$286,753

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2012	June 30 2012	September 30 2011	September 30 2012	June 30 2012	September 30 2011
Diversified financials	$62,783	$60,797	$65,674	$96,651	$93,272	$92,226
Real estate (4)	45,495	44,420	49,924	61,447	59,886	63,168
Government and public education	40,493	41,816	45,111	49,855	53,991	60,001
Capital goods	23,764	22,850	23,746	48,285	45,987	47,351
Retailing	27,373	26,861	25,825	46,414	45,159	46,600
Healthcare equipment and services	28,508	30,171	30,901	44,003	45,385	47,916
Materials	23,402	19,236	18,807	41,661	36,710	37,399
Banks	35,740	34,209	36,285	39,637	38,310	40,221
Energy	16,145	14,030	14,068	35,149	31,487	31,031
Consumer services	21,855	22,672	23,828	34,893	35,795	37,987
Food, beverage and tobacco	14,287	14,441	14,682	32,183	31,019	28,825
Commercial services and supplies	18,089	18,388	21,010	28,878	29,564	31,467
Utilities	8,186	8,675	7,398	22,844	23,444	24,773
Media	11,406	11,099	11,220	20,676	20,215	20,766
Transportation	12,878	12,784	11,867	19,971	19,505	18,080
Individuals and trusts	13,946	13,937	15,398	17,195	17,298	19,335
Pharmaceuticals and biotechnology	5,691	4,457	3,784	14,340	11,555	11,026
Insurance, including monolines	8,384	8,832	10,776	14,024	15,312	17,719
Technology hardware and equipment	4,725	4,643	4,900	10,838	10,694	11,676
Software and services	4,550	4,464	3,568	10,410	10,134	9,003
Telecommunication services	4,024	3,792	4,368	10,018	9,756	10,508
Religious and social organizations	7,184	7,842	8,547	9,711	10,361	11,091
Consumer durables and apparel	4,140	3,997	4,648	8,312	8,192	9,221
Automobiles and components	2,937	3,277	2,825	7,360	7,583	7,356
Food and staples retailing	3,065	3,191	3,540	6,444	6,470	6,445
Other	4,391	4,558	4,827	7,232	7,338	7,354
Total commercial credit exposure by industry	$453,441	$445,439	$467,527	$738,431	$724,422	$748,545
Net credit default protection purchased on total commitments (5)				$(17,164)	$(18,697)	$(21,602)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $60.0 billion, $59.3 billion and $65.6 billion at September 30, 2012, June 30, 2012 and September 30, 2011. Not reflected in utilized and committed exposure is additional derivative collateral held of $17.6 billion, $17.1 billion and $17.0 billion which consists primarily of other marketable securities at September 30, 2012, June 30, 2012 and September 30, 2011.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $6.4 billion, $7.2 billion and $6.5 billion and issued letters of credit at notional value of $697 million, $748 million and $1.2 billion at September 30, 2012, June 30, 2012 and September 30, 2011. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $19.8 billion, $21.1 billion and $26.5 billion at September 30, 2012, June 30, 2012 and September 30, 2011.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	September 30 2012	June 30 2012
Less than or equal to one year	15%	14%
Greater than one year and less than or equal to five years	79	80
Greater than five years	6	6
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	September 30, 2012		June 30, 2012
Ratings (2, 3)	Net Notional (4)	Percent	Net Notional (4)	Percent
AAA	$(184)	1.1%	$(209)	1.1%
AA	(837)	4.9	(707)	3.8
A	(7,329)	42.7	(8,051)	43.1
BBB	(6,407)	37.3	(6,972)	37.3
BB	(1,128)	6.6	(1,106)	5.9
B	(946)	5.5	(1,211)	6.5
CCC and below	(486)	2.8	(494)	2.6
NR (5)	153	(0.9)	53	(0.3)
Total net credit default protection	$(17,164)	100.0%	$(18,697)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment-grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	"NR" is comprised of names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Selected Emerging Markets (1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Net Counterparty Exposure (3)	Securities/ Other Investments (4)	Total Cross-border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Selected Emerging Market Exposure at September 30, 2012	Increase (Decrease) from June 30, 2012
Region/Country
Asia Pacific
India	$4,679	$1,047	$456	$3,412	$9,594	$163	$9,757	$251
South Korea	1,023	845	315	2,190	4,373	1,822	6,195	(1,076)
China (7)	2,835	109	913	2,060	5,917	257	6,174	(1,535)
Hong Kong	735	377	203	679	1,994	1,077	3,071	(1,016)
Taiwan	499	14	172	1,062	1,747	904	2,651	245
Singapore	311	173	401	1,153	2,038	—	2,038	(754)
Macau	531	3	—	3	537	—	537	153
Thailand	58	10	48	404	520	—	520	(477)
Other Asia Pacific (8)	313	124	160	784	1,381	4	1,385	88
Total Asia Pacific	$10,984	$2,702	$2,668	$11,747	$28,101	$4,227	$32,328	$(4,121)
Latin America
Brazil	$3,023	$177	$270	$2,311	$5,781	$3,011	$8,792	$1,342
Mexico	2,071	372	197	1,086	3,726	—	3,726	225
Chile	1,287	43	276	66	1,672	22	1,694	266
Peru	380	199	26	63	668	—	668	276
Other Latin America (8)	534	200	16	173	923	158	1,081	(1)
Total Latin America	$7,295	$991	$785	$3,699	$12,770	$3,191	$15,961	$2,108
Middle East and Africa
United Arab Emirates	$2,397	$35	$189	$82	$2,703	$—	$2,703	$226
South Africa	651	55	191	98	995	—	995	275
Saudi Arabia	167	64	441	4	676	23	699	(11)
Other Middle East and Africa (8)	796	94	96	157	1,143	8	1,151	47
Total Middle East and Africa	$4,011	$248	$917	$341	$5,517	$31	$5,548	$537
Central and Eastern Europe
Russian Federation	$1,775	$407	$22	$293	$2,497	$9	$2,506	$(20)
Turkey	1,342	480	25	516	2,363	85	2,448	133
Other Central and Eastern Africa (8)	101	281	146	474	1,002	—	1,002	103
Total Central and Eastern Europe	$3,218	$1,168	$193	$1,283	$5,862	$94	$5,956	$216
Total emerging market exposure	$25,508	$5,109	$4,563	$17,070	$52,250	$7,543	$59,793	$(1,260)

(1)
There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. At September 30, 2012 and June 30, 2012, there was $2.1 billion and $2.9 billion in emerging market exposure accounted for under the fair value option.

(2)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.

(3)
Net counterparty exposure includes the fair value of derivatives including the counterparty risk associated with credit default protection and secured financing transactions. Derivatives have been reduced by $1.9 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transactions have been reduced by eligible cash or securities pledged. The notional amount of reverse repurchase transactions was $2.9 billion at September 30, 2012.

(4)	Securities exposures are reduced by hedges and short positions on a single-name basis to but not below zero.

(5)
Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.

(6)
Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure was $17.1 billion and $17.3 billion at September 30, 2012 and June 30, 2012. Local liabilities at September 30, 2012 in Asia Pacific, Latin America, and Middle East and Africa were $15.8 billion, $915 million and $334 million, respectively, of which $6.4 billion was in Singapore, $2.4 billion in China, $2.3 billion in Hong Kong, $1.6 billion in India and $1.1 billion in Korea. There were no other countries with available local liabilities funding local country exposure greater than $1 billion.

(7)	Securities/other investments includes investment of $1.2 billion in China Construction Bank.

(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, and Other Central and Eastern Europe had total non-U.S. exposure of more than $500 million.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Selected European Countries

(Dollars in millions)	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at September 30, 2012	Hedges and Credit Default Protection (4)	Net Country Exposure at September 30, 2012 (5)	Increase (Decrease) from June 30, 2012
Greece
Sovereign	$—	$—	$—	$5	$5	$—	$5	$(1)
Financial Institutions	—	—	1	6	7	(12)	(5)	(23)
Corporates	191	124	24	12	351	(35)	316	(151)
Total Greece	$191	$124	$25	$23	$363	$(47)	$316	$(175)
Ireland
Sovereign	$17	$—	$25	$1	$43	$(30)	$13	$(29)
Financial Institutions	142	138	166	44	490	(20)	470	(517)
Corporates	985	230	61	46	1,322	(6)	1,316	(115)
Total Ireland	$1,144	$368	$252	$91	$1,855	$(56)	$1,799	$(661)
Italy
Sovereign	$—	$—	$1,748	$720	$2,468	$(1,597)	$871	$390
Financial Institutions	1,708	277	275	131	2,391	(843)	1,548	(242)
Corporates	1,874	2,889	177	433	5,373	(998)	4,375	1,892
Total Italy	$3,582	$3,166	$2,200	$1,284	$10,232	$(3,438)	$6,794	$2,040
Portugal
Sovereign	$—	$—	$34	$—	$34	$(68)	$(34)	$(13)
Financial Institutions	7	—	2	32	41	(42)	(1)	(76)
Corporates	408	8	9	32	457	(413)	44	(64)
Total Portugal	$415	$8	$45	$64	$532	$(523)	$9	$(153)
Spain
Sovereign	$34	$—	$57	$231	$322	$(52)	$270	$526
Financial Institutions	56	5	79	97	237	(163)	74	(201)
Corporates	1,738	930	77	274	3,019	(735)	2,284	573
Total Spain	$1,828	$935	$213	$602	$3,578	$(950)	$2,628	$898
Total
Sovereign	$51	$—	$1,864	$957	$2,872	$(1,747)	$1,125	$873
Financial Institutions	1,913	420	523	310	3,166	(1,080)	2,086	(1,059)
Corporates	5,196	4,181	348	797	10,522	(2,187)	8,335	2,135
Total selected European exposure	$7,160	$4,601	$2,735	$2,064	$16,560	$(5,014)	$11,546	$1,949

(1)
Includes loans, leases, overdrafts, acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees, which have not been reduced by collateral, hedges or credit default protection. Funded loans are reported net of charge-offs, prior to any impairment provision.

(2)
Net counterparty exposure includes the fair value of derivatives including the counterparty risk associated with credit default protection and secured financing transactions. Derivatives have been reduced by $4.3 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transactions have been reduced by eligible cash or securities pledged. The notional amount of reverse repurchase transactions was $647 million at September 30, 2012. Counterparty exposure has not been reduced by hedges or credit default protection.

(3)	Securities exposures are reduced by hedges and short positions on a single-name basis to but not below zero.

(4)
Represents credit default protection purchased net of credit default protection sold used to mitigate the risk to exposures listed that comprise Country Exposure as listed, including $(3.0) billion in net credit default protection purchased to hedge loans and securities, $(2.0) billion in additional credit default protection to hedge derivative assets and $(71) million in other short positions. Amounts are calculated based on the credit default protection notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents country exposure less the fair value of hedges and credit default protection.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2012	June 30 2012	March 31 2012	December 31 2011	September 30 2011
Residential mortgage (1)	$14,883	$14,621	$15,049	$15,970	$16,430
Home equity (1, 2)	4,201	4,207	4,360	2,453	2,333
Discontinued real estate (1)	265	257	269	290	308
Direct/Indirect consumer	36	35	41	40	52
Other consumer	1	1	5	15	24
Total consumer	19,386	19,121	19,724	18,768	19,147
U.S. commercial	1,609	1,841	2,048	2,174	2,518
Commercial real estate	2,028	2,498	3,404	3,880	4,474
Commercial lease financing	33	39	38	26	23
Non-U.S. commercial	139	194	140	143	145
	3,809	4,572	5,630	6,223	7,160
U.S. small business commercial	139	143	121	114	139
Total commercial	3,948	4,715	5,751	6,337	7,299
Total nonperforming loans and leases	23,334	23,836	25,475	25,105	26,446
Foreclosed properties	1,224	1,541	2,315	2,603	2,613
Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$24,558	$25,377	$27,790	$27,708	$29,059

Fully-insured home loans past due 90 days or more and still accruing	$21,817	$22,287	$21,176	$21,164	$20,299
Consumer credit card past due 90 days or more and still accruing	1,695	1,847	2,160	2,412	2,544
Other loans past due 90 days or more and still accruing	807	865	984	1,060	1,163
Total loans past due 90 days or more and still accruing (4, 6, 7)	$24,319	$24,999	$24,320	$24,636	$24,006

Nonperforming loans, leases and foreclosed properties/Total assets (8)	1.14%	1.18%	1.28%	1.31%	1.32%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (8)	2.77	2.87	3.10	3.01	3.15
Nonperforming loans and leases/Total loans and leases (8)	2.64	2.70	2.85	2.74	2.87

Commercial utilized reservable criticized exposure (9)	$17,374	$20,442	$24,457	$27,247	$30,901
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	4.69%	5.64%	6.77%	7.41%	8.51%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	5.03	5.92	6.86	7.47	8.35

(1)
During the third quarter of 2012, we changed the treatment of loans discharged as part of a Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified $557 million of residential mortgage loans, $483 million of home equity loans and $10 million of discontinued real estate loans to nonperforming as of September 30, 2012. Prior period amounts have not been restated.

(2)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming as of March 31, 2012. Prior period amounts have not been restated.

(3)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(4)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	September 30 2012	June 30 2012	March 31 2012	December 31 2011	September 30 2011
Nonperforming loans held-for-sale	$1,397	$1,363	$1,491	$1,730	$1,750
Nonperforming loans accounted for under the fair value option	458	453	798	786	2,032
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	540	461	459	477	474

(6)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $26 million, $31 million, $49 million, $41 million and $67 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.6 billion, $8.4 billion, $9.2 billion, $8.8 billion and $11.2 billion at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(9)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
Nonperforming Consumer Loans:
Balance, beginning of period	$19,121	$19,724	$18,768	$19,147	$19,478
Additions to nonperforming loans:
New nonperforming loans	3,306	3,259	3,308	3,757	4,036
Impact of change in treatment of bankruptcies (2)	1,050	n/a	n/a	n/a	n/a
Impact of regulatory interagency guidance (3)	n/a	n/a	1,853	n/a	n/a
Reductions in nonperforming loans:
Paydowns	(822)	(858)	(1,153)	(803)	(944)
Returns to performing status (4)	(1,310)	(1,271)	(913)	(1,018)	(1,072)
Charge-offs (5)	(1,827)	(1,541)	(1,737)	(1,833)	(1,972)
Transfers to foreclosed properties	(132)	(192)	(402)	(482)	(379)
Total net additions/(reductions) to nonperforming loans	265	(603)	956	(379)	(331)
Total nonperforming consumer loans, end of period	19,386	19,121	19,724	18,768	19,147
Foreclosed properties	799	1,108	1,805	1,991	1,892
Total nonperforming consumer loans and foreclosed properties, end of period	$20,185	$20,229	$21,529	$20,759	$21,039

Nonperforming Commercial Loans and Leases (6):
Balance, beginning of period	$4,715	$5,751	$6,337	$7,299	$8,105
Additions to nonperforming loans and leases:
New nonperforming loans and leases	474	788	599	1,084	1,231
Advances	42	14	24	20	18
Reductions in nonperforming loans and leases:
Paydowns	(548)	(806)	(573)	(949)	(721)
Sales	(113)	(392)	(137)	(211)	(554)
Return to performing status (7)	(262)	(152)	(145)	(358)	(143)
Charge-offs (8)	(221)	(379)	(291)	(386)	(412)
Transfers to foreclosed properties	(93)	(109)	(63)	(128)	(205)
Transfers to loans held-for-sale	(46)	—	—	(34)	(20)
Total net reductions in nonperforming loans and leases	(767)	(1,036)	(586)	(962)	(806)
Total nonperforming commercial loans and leases, end of period	3,948	4,715	5,751	6,337	7,299
Foreclosed properties	425	433	510	612	721
Total nonperforming commercial loans, leases and foreclosed properties, end of period	$4,373	$5,148	$6,261	$6,949	$8,020

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
During the third quarter of 2012, we changed the treatment of loans discharged from Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified a net $1.1 billion of consumer real estate loans to nonperforming as of September 30, 2012. Prior period amounts have not be restated.

(3)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming as of March 31, 2012. Prior period amounts have not been restated.

(4)
Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(5)
Our policy is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

(6)	Includes U.S. small business commercial activity.

(7)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

(8)	Small business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Third Quarter 2012		Second Quarter 2012		First Quarter 2012		Fourth Quarter 2011		Third Quarter 2011
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$707	1.12%	$734	1.16%	$898	1.39%	$834	1.25%	$989	1.47%
Home equity	1,621	5.55	892	3.00	957	3.13	939	2.95	1,092	3.35
Discontinued real estate	15	0.59	16	0.65	16	0.59	22	0.76	24	0.80
U.S. credit card	1,079	4.60	1,244	5.27	1,331	5.44	1,432	5.55	1,639	6.28
Non-U.S. credit card	124	3.70	135	3.97	203	5.78	(36)	(0.89)	374	5.83
Direct/Indirect consumer	161	0.78	181	0.86	226	1.03	284	1.24	301	1.32
Other consumer	63	9.53	49	7.71	56	8.59	63	9.04	56	7.81
Total consumer	3,770	2.64	3,251	2.25	3,687	2.48	3,538	2.28	4,475	2.82
U.S. commercial (5)	55	0.12	94	0.20	66	0.15	78	0.17	78	0.18
Commercial real estate	91	0.97	77	0.83	132	1.36	200	1.95	296	2.73
Commercial lease financing	(12)	(0.22)	14	0.25	(9)	(0.16)	32	0.59	(1)	(0.01)
Non-U.S. commercial	9	0.06	7	0.06	(5)	(0.04)	18	0.15	18	0.15
	143	0.19	192	0.26	184	0.25	328	0.44	391	0.54
U.S. small business commercial	209	6.59	183	5.74	185	5.63	188	5.55	220	6.36
Total commercial	352	0.45	375	0.49	369	0.48	516	0.66	611	0.81
Total net charge-offs	$4,122	1.86	$3,626	1.64	$4,056	1.80	$4,054	1.74	$5,086	2.17

By Business Segment
Consumer & Business Banking	$1,499	4.45%	$1,669	4.91%	$1,766	5.02%	$1,925	5.19%	$2,179	5.71%
Consumer Real Estate Services	1,567	6.08	845	3.21	915	3.39	894	3.14	1,036	3.58
Global Banking	116	0.18	159	0.24	171	0.25	304	0.45	374	0.56
Global Markets	—	—	—	—	7	0.17	10	0.26	—	—
Global Wealth & Investment Management	97	0.37	88	0.34	94	0.37	113	0.44	135	0.52
All Other	843	1.34	865	1.35	1,103	1.68	808	1.17	1,362	1.89
Total net charge-offs	$4,122	1.86	$3,626	1.64	$4,056	1.80	$4,054	1.74	$5,086	2.17

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes write-offs of consumer purchased credit-impaired loans of $1.7 billion for the three months ended September 30, 2012.

(3)
During the three months ended September 30, 2012, the Corporation changed the treatment of loans discharged from Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of this change, the Corporation charged-off $478 million of current or less than 60 days delinquent loans.

(4)	Includes $435 million of charge-offs incurred during the three months ended September 30, 2012 as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Net Charge-offs (Reserve Reduction)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(1,679)
$(1,120)
$(1,638)
$(1,853)
$(2,348)
2.17%
1.74%
1.80%
1.64%
1.86%
$5,086
$4,054
$4,056
$3,626
$4,122
3Q11
4Q11
1Q12
2Q12
3Q12
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Nine Months Ended September 30
	2012		2011
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$2,339	1.22%	$2,998	1.51%
Home equity	3,470	3.88	3,534	3.57
Discontinued real estate	47	0.61	70	0.75
U.S. credit card	3,654	5.11	5,844	7.33
Non-U.S. credit card	462	4.50	1,205	6.02
Direct/Indirect consumer	568	0.89	1,192	1.77
Other consumer	168	8.62	139	6.74
Total consumer	10,708	2.46	14,982	3.15
U.S. commercial (3)	215	0.16	117	0.09
Commercial real estate	300	1.06	747	2.19
Commercial lease financing	(7)	(0.04)	(8)	(0.05)
Non-U.S. commercial	11	0.03	134	0.44
	519	0.23	990	0.47
U.S. small business commercial	577	5.98	807	7.62
Total commercial	1,096	0.47	1,797	0.81
Total net charge-offs	$11,804	1.77	$16,779	2.41

By Business Segment
Consumer & Business Banking	$4,934	4.80%	$7,843	6.73%
Consumer Real Estate Services	3,327	4.21	3,363	3.83
Global Banking	446	0.22	954	0.50
Global Markets	7	0.04	(1)	(0.01)
Global Wealth & Investment Management	279	0.36	352	0.46
All Other	2,811	1.46	4,268	1.99
Total net charge-offs	$11,804	1.77	$16,779	2.41

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes write-offs of consumer purchased credit-impaired loans of $1.7 billion for the nine months ended September 30, 2012.

(3)
During the three months ended September 30, 2012, the Corporation changed the treatment of loans discharged from Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of this change, the Corporation charged-off $478 million of current or less than 60 days delinquent loans.

(4)	Includes $435 million of charge-offs incurred during the three months ended September 30, 2012 as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2012			June 30, 2012			September 30, 2011
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$5,576	21.26%	2.25%	$5,899	19.48%	2.33%	$5,832	16.62%	2.19%
Home equity	8,949	34.11	7.97	11,994	39.60	10.16	12,998	37.05	10.18
Discontinued real estate	2,009	7.66	20.34	2,071	6.84	20.59	1,902	5.42	16.48
U.S. credit card	4,898	18.67	5.26	5,228	17.26	5.54	6,780	19.33	6.59
Non-U.S. credit card	712	2.71	5.35	777	2.57	5.79	1,314	3.75	8.17
Direct/Indirect consumer	791	3.02	0.96	875	2.89	1.05	1,281	3.65	1.42
Other consumer	120	0.46	4.43	144	0.47	5.59	150	0.43	5.35
Total consumer	23,055	87.89	4.11	26,988	89.11	4.70	30,257	86.25	4.90
U.S. commercial (2)	1,908	7.27	0.93	2,016	6.66	1.02	2,627	7.49	1.36
Commercial real estate	894	3.41	2.38	967	3.19	2.65	1,860	5.30	4.55
Commercial lease financing	81	0.31	0.35	80	0.26	0.37	100	0.28	0.47
Non-U.S. commercial	295	1.12	0.50	237	0.78	0.44	238	0.68	0.49
Total commercial (3)	3,178	12.11	0.98	3,300	10.89	1.07	4,825	13.75	1.59
Allowance for loan and lease losses	26,233	100.00%	2.96	30,288	100.00%	3.43	35,082	100.00%	3.81
Reserve for unfunded lending commitments	518			574			790
Allowance for credit losses	$26,751			$30,862			$35,872

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		2.96%			3.43%			3.81%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		2.23			2.50			3.02
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		112			127			133
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		82			90			101
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		1.60			2.08			1.74
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		1.17			1.46			1.33

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option includes residential mortgage loans of $160 million, $172 million and $1.3 billion, and discontinued real estate loans of $1.0 billion, $1.0 billion and $3.4 billion at September 30, 2012, June 30, 2012 and September 30, 2011. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.0 billion, $1.9 billion and $1.9 billion, non-U.S. commercial loans of $4.4 billion, $5.3 billion and $4.5 billion at September 30, 2012, June 30, 2012 and September 30, 2011, and commercial real estate loans of $75 million at September 30, 2011.

(2)	Includes allowance for U.S. small business commercial loans of $701 million, $812 million and $935 million at September 30, 2012, June 30, 2012 and September 30, 2011, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $391 million, $422 million and $798 million at September 30, 2012, June 30, 2012 and September 30, 2011, respectively.

(4)
Total loans and leases do not include loans accounted for under the fair value option of $7.6 billion, $8.4 billion and $11.2 billion at September 30, 2012, June 30, 2012 and September 30, 2011, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $7.1 billion, $9.0 billion and $8.2 billion at September 30, 2012, June 30, 2012 and September 30, 2011, respectively.

(6)
Allowance for loan and lease losses includes $13.9 billion, $16.3 billion and $18.3 billion allocated to products (primarily the Card Services portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2012, June 30, 2012 and September 30, 2011, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 53 percent, 59 percent and 63 percent at September 30, 2012, June 30, 2012 and September 30, 2011, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.
In addition, the Corporation evaluates its business segment results based on return on average economic capital, a non-GAAP financial measure. Return on average economic capital for the segments is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents average allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights). It also believes the use of this non-GAAP financial measure provides additional clarity in assessing the segments.

In certain presentations, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity are calculated excluding the impact of goodwill impairment charges of $581 million and $2.6 billion recorded in the fourth and second quarters of 2011. Accordingly, these are non-GAAP financial measures.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011 and the nine months ended September 30, 2012 and 2011. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$30,332	$33,915	$9,938	$9,548	$10,846	$10,701	$10,490
Fully taxable-equivalent adjustment	670	714	229	234	207	258	249
Net interest income on a fully taxable-equivalent basis	$31,002	$34,629	$10,167	$9,782	$11,053	$10,959	$10,739

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$64,674	$68,566	$20,428	$21,968	$22,278	$24,888	$28,453
Fully taxable-equivalent adjustment	670	714	229	234	207	258	249
Total revenue, net of interest expense on a fully taxable-equivalent basis	$65,344	$69,280	$20,657	$22,202	$22,485	$25,146	$28,702

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$53,733	$60,752	$17,544	$17,048	$19,141	$19,522	$17,613
Goodwill impairment charges	—	(2,603)	—	—	—	(581)	—
Total noninterest expense, excluding goodwill impairment charges	$53,733	$58,149	$17,544	$17,048	$19,141	$18,941	$17,613

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$1,520	$(2,117)	$770	$684	$66	$441	$1,201
Fully taxable-equivalent adjustment	670	714	229	234	207	258	249
Income tax expense (benefit) on a fully taxable-equivalent basis	$2,190	$(1,403)	$999	$918	$273	$699	$1,450

Reconciliation of net income (loss) to net income, excluding goodwill impairment charges

Net income (loss)	$3,456	$(545)	$340	$2,463	$653	$1,991	$6,232
Goodwill impairment charges	—	2,603	—	—	—	581	—
Net income, excluding goodwill impairment charges	$3,456	$2,058	$340	$2,463	$653	$2,572	$6,232

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$2,393	$(1,499)	$(33)	$2,098	$328	$1,584	$5,889
Goodwill impairment charges	—	2,603	—	—	—	581	—
Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$2,393	$1,104	$(33)	$2,098	$328	$2,165	$5,889

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$216,073	$212,512	$217,273	$216,782	$214,150	$209,324	$204,928
Goodwill	(69,973)	(72,903)	(69,976)	(69,976)	(69,967)	(70,647)	(71,070)
Intangible assets (excluding mortgage servicing rights)	(7,531)	(9,386)	(7,194)	(7,533)	(7,869)	(8,566)	(9,005)
Related deferred tax liabilities	2,627	2,939	2,556	2,626	2,700	2,775	2,852
Tangible common shareholders’ equity	$141,196	$133,162	$142,659	$141,899	$139,014	$132,886	$127,705

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$234,726	$229,385	$236,039	$235,558	$232,566	$228,235	$222,410
Goodwill	(69,973)	(72,903)	(69,976)	(69,976)	(69,967)	(70,647)	(71,070)
Intangible assets (excluding mortgage servicing rights)	(7,531)	(9,386)	(7,194)	(7,533)	(7,869)	(8,566)	(9,005)
Related deferred tax liabilities	2,627	2,939	2,556	2,626	2,700	2,775	2,852
Tangible shareholders’ equity	$159,849	$150,035	$161,425	$160,675	$157,430	$151,797	$145,187

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity

Common shareholders’ equity	$219,838	$210,772	$219,838	$217,213	$213,711	$211,704	$210,772
Goodwill	(69,976)	(70,832)	(69,976)	(69,976)	(69,976)	(69,967)	(70,832)
Intangible assets (excluding mortgage servicing rights)	(7,030)	(8,764)	(7,030)	(7,335)	(7,696)	(8,021)	(8,764)
Related deferred tax liabilities	2,494	2,777	2,494	2,559	2,628	2,702	2,777
Tangible common shareholders’ equity	$145,326	$133,953	$145,326	$142,461	$138,667	$136,418	$133,953

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity

Shareholders’ equity	$238,606	$230,252	$238,606	$235,975	$232,499	$230,101	$230,252
Goodwill	(69,976)	(70,832)	(69,976)	(69,976)	(69,976)	(69,967)	(70,832)
Intangible assets (excluding mortgage servicing rights)	(7,030)	(8,764)	(7,030)	(7,335)	(7,696)	(8,021)	(8,764)
Related deferred tax liabilities	2,494	2,777	2,494	2,559	2,628	2,702	2,777
Tangible shareholders’ equity	$164,094	$153,433	$164,094	$161,223	$157,455	$154,815	$153,433

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,166,162	$2,219,628	$2,166,162	$2,160,854	$2,181,449	$2,129,046	$2,219,628
Goodwill	(69,976)	(70,832)	(69,976)	(69,976)	(69,976)	(69,967)	(70,832)
Intangible assets (excluding mortgage servicing rights)	(7,030)	(8,764)	(7,030)	(7,335)	(7,696)	(8,021)	(8,764)
Related deferred tax liabilities	2,494	2,777	2,494	2,559	2,628	2,702	2,777
Tangible assets	$2,091,650	$2,142,809	$2,091,650	$2,086,102	$2,106,405	$2,053,760	$2,142,809

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011
	2012	2011
Reconciliation of return on average economic capital

Consumer & Business Banking

Reported net income	$3,893	$6,204	$1,285	$1,155	$1,453	$1,242	$1,664
Adjustment related to intangibles (1)	10	15	3	4	3	5	6
Adjusted net income	$3,903	$6,219	$1,288	$1,159	$1,456	$1,247	$1,670

Average allocated equity	$53,462	$52,875	$53,982	$53,452	$52,947	$53,004	$52,381
Adjustment related to goodwill and a percentage of intangibles	(30,485)	(30,650)	(30,447)	(30,485)	(30,522)	(30,587)	(30,600)
Average economic capital	$22,977	$22,225	$23,535	$22,967	$22,425	$22,417	$21,781

Consumer Real Estate Services

Reported net loss	$(2,786)	$(18,023)	$(877)	$(766)	$(1,143)	$(1,442)	$(1,121)
Adjustment related to intangibles (1)	—	—	—	—	—	—	—
Goodwill impairment charge	—	2,603	—	—	—	—	—
Adjusted net loss	$(2,786)	$(15,420)	$(877)	$(766)	$(1,143)	$(1,442)	$(1,121)

Average allocated equity	$14,077	$16,688	$13,332	$14,116	$14,791	$14,757	$14,240
Adjustment related to goodwill and a percentage of intangibles (excluding mortgage servicing rights)	—	(1,804)	—	—	—	—	—
Average economic capital	$14,077	$14,884	$13,332	$14,116	$14,791	$14,757	$14,240

Global Banking

Reported net income	$4,292	$4,709	$1,295	$1,407	$1,590	$1,337	$1,206
Adjustment related to intangibles (1)	3	5	1	1	1	1	2
Adjusted net income	$4,295	$4,714	$1,296	$1,408	$1,591	$1,338	$1,208

Average allocated equity	$45,967	$47,820	$46,223	$45,958	$45,719	$46,087	$47,682
Adjustment related to goodwill and a percentage of intangibles	(24,856)	(24,529)	(24,852)	(24,856)	(24,861)	(24,899)	(24,724)
Average economic capital	$21,111	$23,291	$21,371	$21,102	$20,858	$21,188	$22,958

Global Markets

Reported net income (loss)	$900	$1,753	$(359)	$461	$798	$(768)	$(553)
Adjustment related to intangibles (1)	7	9	2	3	2	3	3
Adjusted net income (loss)	$907	$1,762	$(357)	$464	$800	$(765)	$(550)

Average allocated equity	$17,504	$23,636	$17,068	$17,132	$18,317	$19,805	$21,609
Adjustment related to goodwill and a percentage of intangibles	(4,636)	(4,616)	(4,651)	(4,608)	(4,648)	(4,651)	(4,655)
Average economic capital	$12,868	$19,020	$12,417	$12,524	$13,669	$15,154	$16,954

Global Wealth & Investment Management

Reported net income	$1,639	$1,424	$542	$547	$550	$266	$362
Adjustment related to intangibles (1)	18	23	6	6	6	7	7
Adjusted net income	$1,657	$1,447	$548	$553	$556	$273	$369

Average allocated equity	$18,027	$17,772	$18,871	$17,974	$17,228	$17,845	$17,826
Adjustment related to goodwill and a percentage of intangibles	(10,620)	(10,708)	(10,600)	(10,621)	(10,641)	(10,663)	(10,691)
Average economic capital	$7,407	$7,064	$8,271	$7,353	$6,587	$7,182	$7,135

For footnote see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2012	Second Quarter 2012	Third Quarter 2011
	2012	2011
Consumer & Business Banking

Deposits

Reported net income	$702	$1,063	$207	$187	$280
Adjustment related to intangibles (1)	1	2	—	1	1
Adjusted net income	$703	$1,065	$207	$188	$281

Average allocated equity	$24,078	$23,692	$25,047	$23,982	$23,819
Adjustment related to goodwill and a percentage of intangibles	(17,926)	(17,952)	(17,920)	(17,926)	(17,947)
Average economic capital	$6,152	$5,740	$7,127	$6,056	$5,872

Card Services

Reported net income	$2,962	$4,783	$994	$929	$1,267
Adjustment related to intangibles (1)	9	13	3	3	5
Adjusted net income	$2,971	$4,796	$997	$932	$1,272

Average allocated equity	$20,553	$21,302	$20,463	$20,525	$20,755
Adjustment related to goodwill and a percentage of intangibles	(10,461)	(10,603)	(10,429)	(10,460)	(10,561)
Average economic capital	$10,092	$10,699	$10,034	$10,065	$10,194

Business Banking

Reported net income	$229	$358	$84	$39	$117
Adjustment related to intangibles (1)	—	—	—	—	—
Adjusted net income	$229	$358	$84	$39	$117

Average allocated equity	$8,831	$7,881	$8,472	$8,945	$7,807
Adjustment related to goodwill and a percentage of intangibles	(2,098)	(2,095)	(2,098)	(2,099)	(2,092)
Average economic capital	$6,733	$5,786	$6,374	$6,846	$5,715

(1)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50